SECURITY FUNDS
                                 ANNUAL REPORT
                               SEPTEMBER 30, 1997

                        o  Security Growth and Income Fund

                        o  Security Equity Fund
                           - Equity Series
                           - Global Series
                           - Asset Allocation Series
                           - Social Awareness Series
                           - Value Series

                        o  Security Ultra Fund

                           SECURITY DISTRIBUTORS, INC.
                  [LOGO]   A MEMBER OF THE SECURITY BENEFIT
                           GROUP OF COMPANIES

                                 SECURITY FUNDS
                             PRESIDENT'S COMMENTARY
                               NOVEMBER 15, 1997
To Our Shareholders:

The fiscal year ended September 30 proved to be another extremely rewarding year for investors in equity oriented funds. Shareholders in all the series experienced absolute returns well above historic averages, with performance varying on differing investment objectives. Please read the portfolio managers' letters which follow for more detail about performance in their individual series.

IMPROVING GLOBAL ECONOMIC PICTURE

The global economic backdrop for investors was perhaps the most favorable of any time in the last 30 years. With the United States as the only world superpower, the geopolitical environment produced steady progress toward expansion of democracy and the free market system around the world. Economic globalization has resulted in the most competitive marketplace in history, forcing U.S. companies to focus on productivity improvement rather than price increases to produce record levels of profit growth. Reduced global inflation continued to encourage lower interest rates and the financial markets responded as one would expect from such a bullish scenario.

We continue to believe that the picture remains bright and the potential for further gains in the markets lie ahead in the years to come. The global picture on balance continues to be one which should remain favorable for the markets. Concerns about high valuation levels for equities should ease if, as we expect, long-term interest rates continue to decline in response to favorable global inflation conditions. We believe that the productivity improvement story still has an extended life and will enable companies to generate further earnings gains in the years ahead.

OUR VIEW OF THE MARKETS IN THE MONTHS AHEAD

We expect the markets to respond positively to both lower interest rates and continued improvement in corporate earnings. With continuing strong money flows from investors into equity mutual fund portfolios, we should have ample opportunity for further market moves to the upside. We would not, however, expect total returns to be of the magnitude of those produced the last three years. On a further cautionary note we expect market volatility to be extremely high by historical standards and suggest investors continue to focus on their long-term investment plans in order to keep from being distracted by short-term events.

As always, we appreciate your confidence in our investment professionals. We invite your comments and questions at any time.

Sincerely,

/s/ John Cleland
    President

                        SECURITY GROWTH AND INCOME FUND
                              MANAGER'S COMMENTARY
                               NOVEMBER 15, 1997

To Our Shareholders:

The Growth and Income Fund returned 35.31% in the fiscal year ended September 30, very close to the average return of 35.76% for its peer group.1 Performance was improved in the last half of the fiscal year after the emphasis was shifted from well-known large capitalization companies to investment in midcap issues. In addition, the fixed income portion of the portfolio was reduced from near 20% to about 10% over that period.

THE STRUCTURE OF THE PORTFOLIO

The Growth and Income Fund held large weightings in specialty chemicals, utilities, and technology stocks compared with its benchmark, the S&P 500 Index. At the same time it was underweighted in energy and financial stocks. Stock selection rather than sector selection, however, provided the most return in the portfolio.

For example, Tandem Computers increased 170% in value after it was purchased by Compaq Computer Corporation. Mylan Laboratories, Inc., the country's largest producer of generic pharmaceuticals, increased over 80%, recovering from distressed levels which had resulted from fears of too much competition in the generic drug industry.

Other "winners" included Forcenergy, Inc., a small oil exploration and production company with activity in Alaska and China. Its stock appreciated sharply after the company announced a minor discovery in the Gulf of Mexico in March and drew strong purchase recommendations by analysts in subsequent months.

McGraw-Hill Companies, Inc., performed well after gaining market share in the recent textbook adoption cycle. Its subsidiary, Standard & Poor's, made a strong contribution to earnings as a beneficiary of the strong market cycle.

THE BONDS IN THE PORTFOLIO

The fixed income holdings in the portfolio are all bonds which are rated BB or B, the upper tier ratings in the high yield market. The portfolio was the beneficiary of a number of upgrades or potential upgrades including bonds of Seagull Energy Corporation and Heritage Media Corporation. The issuers of two of our holdings, Regency Health Services, Inc. and TLC/Beatrice Holdings, made tender offers for their bonds substantially above the levels at which we had purchased them.

The bond portion of the portfolio is well diversified, with a large number of companies represented. We continue to seek out companies with solid asset value and quality management. These companies are generally considered takeover candidates, but remain strong enough on their own merits that they could come to market with initial public offerings of their own as well.

PLANS FOR THE COMING FISCAL YEAR

We anticipate that for at least the next few months the stock/bond balance in the portfolio will remain close to the current levels. With stock indexes at record high levels, it would be hard to find buying opportunities should we decide to sell holdings in either part of the Fund. As in the past, we retain the flexibility to add to or reduce fixed income positions as market conditions dictate.

Jim Schier
Portfolio Manager

Tom Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                        SECURITY GROWTH AND INCOME FUND
                        MANAGER'S COMMENTARY (continued)
                               NOVEMBER 15, 1997

                        Security Growth and Income Fund
                                  vs. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                 Blended Index of 80%
                                                 S&P 500 and 20%
              Security Growth                    Lehman Brothers Long BB
              & Income Fund         S&P 500      High Yield Bond Index

12/31/87 ....    7,797.81          7,737.00           8,216
3/31/88 .....    8,242.31          8,191.45           8,683
6/30/88 .....    8,516.36          8,731.68           9,190
9/30/88 .....    8,398.14          8,765.43           9,267
12/31/88 ....    8,634.09          9,037.53           9,550
3/31/89 .....    9,163.57          9,672.65          10,094
6/30/89 .....    9,731.38         10,523.53          10,895
9/30/89 .....   10,186.62         11,644.29          11,873
12/31/89 ....   10,397.92         11,883.53          12,084
3/31/90 .....   10,009.53         11,524.48          11,813
6/30/90 .....   10,072.70         12,249.36          12,504
9/30/90 .....    9,597.34         10,561.09          10,980
12/31/90 ....   10,086.40         11,506.50          11,794
3/31/91 .....   10,961.24         13,181.80          13,400
6/30/91 .....   11,132.78         13,154.52          13,519
9/30/91 .....   11,734.31         13,862.61          14,206
12/31/91 ....   12,291.54         15,021.68          15,289
3/31/92 .....   12,058.61         14,638.33          15,137
6/30/92 .....   11,940.75         14,926.04          15,414
9/30/92 .....   12,281.57         15,388.86          15,923
12/31/92 ....   12,882.97         16,173.87          16,602
3/31/93 .....   13,462.60         16,866.88          17,335
6/30/93 .....   13,584.67         16,953.66          17,550
9/30/93 .....   14,198.80         17,387.25          18,026
12/31/93 ....   13,936.03         17,789.61          18,457
3/31/94 .....   13,599.78         17,110.97          17,816
6/30/94 .....   12,746.07         17,180.83          17,852
9/30/94 .....   13,114.66         18,026.75          18,634
12/31/94 ....   12,841.14         18,022.17          18,644
3/31/95 .....   13,594.05         19,776.75          20,334
6/30/95 .....   14,879.60         21,653.34          22,164
9/30/95 .....   15,770.24         23,374.82          23,694
12/31/95 ....   16,404.77         24,767.78          24,958
3/31/96 .....   17,519.85         26,114.05          26,056
6/30/96 .....   18,211.31         27,293.02          27,042
9/30/96 .....   18,973.42         28,128.03          27,898
12/31/96 ....   19,570.68         30,482.74          30,951
3/31/97 .....   19,522.10         31,280.23          31,672
6/30/97 .....   22,226.84         36,752.08          36,424
9/30/97 .....   25,672.03         39,516.47          38,955
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $25,672. By comparison, the same $10,000 investment would have grown to $39,516 based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Fund invests. The blended index consists of 80% S&P 500 and 20% Lehman Brothers BB Composite Index. The same $10,000 investment in the blended index would have grown to $38,955.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                % of net assets
                                ---------------
Mylan Laboratories, Inc.             5.0%
Harris Corporation                   3.4%
Computer Sciences Corporation        3.3%
The Cheesecake Factory               3.1%
Equitable Resources, Inc.            2.7%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997
                               1 year           5 years           10 years
                               ------           -------           --------
A Shares                       35.31%            15.89%            10.54%
A Shares with sales charge     27.55%            14.54%             9.89%
B Shares                       34.01%            15.18%              N/A
                                               (10-19-93)
                                          (since inception)
B Shares with CDSC             29.01%            14.67%              N/A
                                               (10-19-93)
                                          (since inception)

                         ONE YEAR RETURN INCREASES 15%

                         A Shares:  9/30/97     35.31%
                                    9/30/96     20.31%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                       SECURITY EQUITY FUND-EQUITY SERIES
                              MANAGER'S COMMENTARY
                               NOVEMBER 15, 1997

TO OUR SHAREHOLDERS:

The environment for the stock market continued to be positive throughout the fiscal year just completed. Inflation extended its downward progress, and interest rates followed suit. These factors combined with moderate economic growth to provide favorable market conditions in which stock prices could appreciate. Security Equity Series gained 32.08% for the year, slightly below the 33.52% average return of its peer group of funds.(1)

CONTRIBUTORS TO SOLID PERFORMANCE

Our emphasis on high quality, above-average earnings growth companies was the primary reason for good performance in the Series. Large cap companies with a portion of their earnings coming from international operations were the stars of the stock markets during the first part of the fiscal year. Our overweighting in financial stocks such as banks and insurance companies added to total return, too, as these issues benefited from falling interest rates and low inflation.

We also had an above-average weighting in the health care sector, which was a positive for performance as this sector continued to do well. Early in the year, the expectation was that economic growth would slow, and we believed that earnings of health care companies would remain stable in this slowing environment.

WINNERS IN THE PORTFOLIO

Among stocks which contributed the most to total return was Microsoft Corporation, up just over 100% during the fiscal year. Bristol-Myers Squibb Company rose over 76% in the year as an improving new product outlook was perceived as leading to an accelerating growth rate.

A new holding in the portfolio, Halliburton Company (a diversified energy services firm), rose steadily along with other stocks in the oil services industry. This is one of very few industries that had the ability to increase prices in a very price-competitive environment as capacity has not increased and consolidation of companies within the industry decreased competition.

ADVERSE EFFECTS ON PERFORMANCE

During the late months of the fiscal year, disturbances in the currency markets caused the foreign earnings of some of the same large multinational companies that had done well earlier, to be hurt because of the currency translations. Stocks of midcap companies outperformed during this time because of their smaller exposure to currency risks. Our underweighting in midcap issues hurt our performance in these later months.

Specific earnings problems at Corning, Inc., a manufacturer of fiber for fiberoptic cable, had a negative impact on portfolio return as Corning lowered its estimate of its earnings growth. Similarly, analysts expected that earnings disappointments were possible for Aetna, Inc. The concerns were based on medical claims cost increases overwhelming gains in medical insurance premiums.

THE COMING YEAR

Expectations are for economic growth to moderate without sliding into a recession in coming months. We believe inflation and interest rates should continue to support a positive environment for stocks. Our emphasis will remain on seeking companies with consistent above-average earnings growth. We also plan to increase our investment in medium sized companies. Their relative valuation and earnings growth potential at this time make them more attractive than many larger companies.

    Terry Milberger
    Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                       SECURITY EQUITY FUND-EQUITY SERIES
                              MANAGER'S COMMENTARY (continued)
                               NOVEMBER 15, 1997

                                  PERFORMANCE

                       SECURITY EQUITY SERIES VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                    S&P 500            Equity Series

12/31/87 .....      7,737.00              7,324.67
3/31/88 ......      8,191.45              7,822.46
6/30/88 ......      8,731.68              8,106.92
9/30/88 ......      8,765.43              8,409.15
12/31/88 .....      9,037.53              8,728.25
3/31/89 ......      9,672.65              9,457.13
6/30/89 ......      10,523.53             10,404.67
9/30/89 ......      11,644.29             11,898.85
12/31/89 .....      11,883.53             11,413.68
3/31/90 ......      11,524.48             11,102.38
6/30/90 ......      12,249.36             11,807.95
9/30/90 ......      10,561.09             10,002.52
12/31/90 .....      11,506.50             10,885.65
3/31/91 ......      13,181.80             12,753.74
6/30/91 ......      13,154.52             12,776.80
9/30/91 ......      13,862.61             13,422.56
12/31/91 .....      15,021.68             14,720.94
3/31/92 ......      14,638.33             14,897.70
6/30/92 ......      14,926.04             14,695.69
9/30/92 ......      15,388.86             14,796.69
12/31/92 .....      16,173.87             16,298.23
3/31/93 ......      16,866.88             17,296.62
6/30/93 ......      16,953.66             17,161.72
9/30/93 ......      17,387.25             18,160.11
12/31/93 .....      17,789.61             18,681.85
3/31/94 ......      17,110.97             18,013.45
6/30/94 ......      17,180.83             17,712.67
9/30/94 ......      18,026.75             18,514.74
12/31/94 .....      18,022.17             18,203.12
3/31/95 ......      19,776.75             19,972.88
6/30/95 ......      21,653.34             21,959.33
9/30/95 ......      23,374.82             23,656.84
12/31/95 .....      24,767.78             25,197.00
3/31/96 ......      26,114.05             27,234.70
6/30/96 ......      27,293.02             28,410.30
9/30/96 ......      28,128.03             29,546.70
12/31/96 .....      30,482.74             30,910.18
3/31/97 ......      31,280.23             31,124.85
6/30/97 ......      36,752.08             36,405.34
9/30/97 ......      39,516.47             39,024.12
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $39,024. By comparison, the same $10,000 investment would have grown to $39,516 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                 TOP 5 HOLDINGS**

                                 % of net assets
                                 ---------------
Tyco International, Ltd.               1.9%
Compaq Computer Corporation            1.8%
Bristol-Myers Squibb Company           1.8%
U.S. Industries, Inc.                  1.7%
Omnicom Group, Inc.                    1.7%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                           1 YEAR    5 YEARS    10 YEARS
                           ------    -------    --------
A Shares                   32.08%     21.40%     15.26%
A Shares with sales charge 24.48%     19.97%     14.59%
B Shares                   30.85%     19.86%      N/A
                                    (10-19-93)
                                (since inception)
B Shares with CDSC         25.85%     19.41%      N/A
                                    (10-19-93)
                                 (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                       SECURITY EQUITY FUND-GLOBAL SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

                   [LOGO]    SUBADVISOR - LEXINGTON
                             MANAGEMENT CORPORATION
TO OUR SHAREHOLDERS:

The Global Equity Series of Security Equity Fund returned 20.22% during the fiscal year ended September 30, 1997.(1) The average global fund gained 24.63% according to Lipper Analytical Services, Inc., while the benchmark Morgan Stanley Capital International World Index rose 22.36%.

CONTRIBUTORS TO PERFORMANCE
The Series benefited from strength in European holdings, low weightings in Japan and Southeast Asia, and strong stock selection in several smaller countries. Nonetheless, an underweighting of U.S. stocks, which climbed an astounding 40.45% as measured by the S&P 500 Index, held performance down. The value bias of the portfolio hurt as well, as value investing trailed momentum and growth stock investing throughout the year.

STRONG PERFORMANCES IN WORLD EQUITY MARKETS
The global bull market continued in 1997 driven by liquidity and by companies' greater emphasis on shareholder value. World bond market yields declined between 50 and 100 basis points, while a strong dollar enhanced earnings of many businesses in Europe and Japan. The dollar rose 15.4% against the German mark and 8.1% against the Japanese yen.

European markets performed extremely well for several reasons. Falling interest rates, driven lower by weak economic activity as well as growing investor belief in European Monetary Union, drove European equity prices higher. Profits also surged in Europe due to an accelerated pace of corporate restructuring and a strong U.S. dollar, which improved the earnings of export-driven companies. The U.S. market powered ahead as a result of continued money flows into U.S. stocks and bonds. Earnings often surprised on the upside as American profit maximization continued. Japan remains the one troubled economic power struggling, while corporate Japan still lacks a focus on shareholder value.

LOOKING AHEAD AT GLOBAL MARKETS
It is unlikely that 1998 will be as strong a year for stocks as 1997 proved to be. Global liquidity may be less accommodative if interest rates rise in Europe and the United States. European markets appear to offer the best investment opportunity because of a relatively young restructuring story. We believe profits should remain strong in Europe; however, U.S. profit growth may be dull. It is hard to argue for a further rise in U.S. profitability when it is already at historically lofty levels.

Inflation remains a major risk particularly on the wage front. Rising wages could lead to higher interest rates as well as some profit margin contraction, and this is not a good scenario for U.S. stocks. Japanese equities may at some point present a buying opportunity if they continue to plummet.

OUR PLANS FOR THE COMING FISCAL YEAR
The Global Equity Series maintains its focus on individual stocks which offer good value. Strong management with high incentives to create shareholder value remains our major criterion for stock selection. Opportunities are still plentiful, but as always, risk must be considered as well as reward. Weightings in the Series continue to favor Europe over Japan and the U.S. because of the stronger profit outlook there and increasing corporate activity in some sectors. After the sharp fall in Asian markets, we added several export-driven companies to the portfolio, in keeping with our focus on finding quality companies at attractive prices. We expect this strategy to pay off in the long term.

Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                       SECURITY EQUITY FUND-GLOBAL SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY GLOBAL SERIES VS. MORGAN
                    STANLEY CAPITAL INTERNATIONAL WORLD INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   MSCI             Global Series

12/31/93 ....   10,093.00             10,283.02
3/31/94 .....   10,452.39             9,971.70
6/30/94 .....   10,993.54             10,132.08
9/30/94 .....   11,011.45             10,443.40
12/31/94 ....   10,906.63             9,436.69
3/31/95 .....   11,118.33             9,926.78
6/30/95 .....   11,207.89             10,561.01
9/30/95 .....   11,684.06             10,339.99
12/31/95 ....   12,166.47             11,330.95
3/31/96 .....   12,527.21             12,018.59
6/30/96 .....   12,734.65             11,839.21
9/30/96 .....   12,728.36             12,277.69
12/31/96 ....   12,940.36             13,146.09
3/31/97 .....   12,746.89             13,080.25
6/30/97 .....   14,411.02             14,901.82
9/30/97 .....   14,318.68             14,879.87
12/31/97

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $14,880. By comparison, the same $10,000 investment would have grown to $14,319 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                      % of net assets
                                      ---------------
  Bohler-Uddeholm AG                       2.6%
  Foster's Brewing Group, Ltd.             2.3%
  Imax Corporation                         2.0%
  Jefferson Smurfit                        1.9%
  Deutsche Bank AG                         1.9%

  **At September 30, 1997
                            AVERAGE ANNUAL RETURNS
                           As of September 30, 1997

                                1 YEAR        SINCE INCEPTION
                                ------        ---------------
A Shares                        20.22%             12.07%
                                                 (10-1-93)
A Shares with sales charge      13.29%             10.42%
                                                 (10-1-93)
B Shares                        19.01%             11.26%
                                                 (10-19-93)
B Shares with CDSC              14.01%             10.70%
                                                 (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

                                    MERIDIAN
                            [LOGO]  INVESTMENT
                                    MANAGEMENT

SUBADVISOR: MERIDIAN INVESTMENT MANAGEMENT CORPORATION

TO OUR SHAREHOLDERS:

The Asset Allocation Series returned 19.00% over the last 12 months, relative to a peer group average return of 21.22%.(1) A continued surge in global equity markets has allowed asset allocation portfolios to post returns far in excess of historical norms.

The strong performance of many asset allocation portfolios is due to their heavy weightings in large capitalization U.S. stocks. This is evidenced by the high correlation between the S&P 500 and the Lipper asset allocation peer group. As the S&P 500 has gained approximately 40% the last 12 months, many asset allocation portfolios have benefited. However, the reliance on U.S stocks in asset allocation portfolios reduces the potential benefits of diversification and exposes these portfolios to the risk of a falling U.S.
market.

DIVERSIFICATION IN THE PORTFOLIO

The Asset Allocation Series has demonstrated low correlation with the S&P 500, a desirable portfolio characteristic for investors seeking diversification from a typical domestic equity portfolio. The low correlation relative to the S&P 500 is due to the portfolio's composition, which can include foreign stocks, U.S. stocks, U.S. bonds, gold stocks, and real estate investment trusts (REITs).

Throughout the fiscal year we maintained approximately 25% of the portfolio in the U.S. stock market, and many industries we have owned have been market leaders. The truck parts & supplies, trucking, and computer peripheral industries have been among the best in the market the last twelve months.

Since valuations for the U.S. stock market have remained near historic highs, the portfolio has invested in undervalued markets outside the U.S. Foreign equity markets emphasized the last year include Japan, Germany, Italy, and Belgium. All of these markets, with the exception of Japan, have outperformed the U.S. market in local currency terms. Due to the strength of the dollar, however, the full benefit of these market rallies was reduced when converted to dollar terms.

THE ATTRACTIVENESS OF THE JAPANESE MARKET

Most equity markets in the last several years have appreciated far in excess of their historical norms. Because of this, many markets are not the bargains they once were. The exception to this is Japan. The Japanese market has yet to recover from the decline it has seen through much of the 1990s. However, our valuation measures suggest that the Japanese stock market is undervalued and a compelling investment opportunity. With negative sentiment in the market, prices near recent lows, and attractive valuations, we remain bullish and expect that market to contribute to the appreciation of the Asset Allocation portfolio.

VALUE IN DEPRESSED GOLD STOCKS

The portfolio holds a small position in gold stocks, purchased in spite of recent negative market sentiment. As a portfolio that seeks undervalued investments, the Asset Allocation portfolio often owns securities that are out of favor with the investing public. This negative market sentiment, however, creates an opportunity for value investors as prices are pushed below their intrinsic values. As gold prices were dropping to recent lows and the prices of gold stocks were being punished, we purchased select gold issues. Initially a drag on the portfolio, these holdings were among the market leaders as the fiscal year ended.

Many asset categories and markets have experienced rapid appreciation in the last year, and many valuations in some markets are stretched. Because of this we will continue to be deliberate in our selection process and valuation methodology.

Patrick Boyle
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived a portion of the Fund's management fee for the fiscal year ended September 30, 1997, and in the absence of such waiver the performance quoted would be reduced.

        Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
                              MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY ASSET ALLOCATION SERIES
                                   VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                  S&P 500     Meridian Blended Index     Asset Allocation Series

6/30/95 .....    10,235.00               10,083               9,500.47
9/30/95 .....    11,049.00               10,607               9,934.02
12/31/95 ....    11,707.00               11,109               10,158.02
3/31/96 .....    12,343.00               11,445               10,563.16
6/30/96 .....    12,901.00               11,784               10,790.43
9/30/96 .....    13,295.00               12,052               10,928.77
12/31/96 ....    14,408.00               12,800               11,496.36
3/31/97 .....    14,785.00               12,909               11,568.73
6/30/97 .....    17,372.00               14,391               12,375.13
9/30/97 .....    18,679.00               15,083               13,005.77
12/31/97

This chart assumes a $10,000 investment in Class A shares of Asset Allocation Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $13,006. By comparison, the same $10,000 investment would have grown to $18,679, based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Series has invested over the past fiscal year. The blended index consists of 40% S&P 500, 5% U.S. 30-day Treasury, 20% Lehman Brothers Aggregate Bond, 25% Financial Times World Index (excluding U.S.), 10% Wilshire Real Estate Securities. The same $10,000 investment in the blended index would have grown to $15,083.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                             TOP 5 EQUITY HOLDINGS**

                                       % of net assets
                                       ---------------
  Placer Dome, Inc.                        2.0%
  Barrick Gold Corporation                 1.9%
  Newmont Mining Corporation1              1.7%
  Battle Mountain Gold Company             1.3%
  Homestake Mining Company                 1.2%

  **At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                         1 year  Since Inception
                                         ------  ---------------
A Shares                                 19.00%  14.79% (6-1-95)
A Shares with sales charge               12.16%  11.92% (6-1-95)
B Shares                                 17.95%  13.70% (6-1-95)
B Shares with CDSC                       12.95%  12.25% (6-1-95)

                        ONE YEAR RETURN INCREASES 8.99%

                        A Shares:       9/30/97 19.00%
                                        9/30/96 10.01%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving a portion of the management fee for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                  SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

To Our Shareholders:

The Social Awareness Series is off to a great start. The Series began operations on November 1, 1996, and has returned 19.93% to its shareholders in this partial year of operation.(1) Net assets have grown quickly to nearly $10 million.

THE SOCIAL SCREENS USED FOR THE SERIES

Portfolio managers for this type of fund have the responsibility of monitoring the social records of companies held or considered for inclusion in the funds. In the Social Awareness Series we seek out companies that substantially support the communities in which they operate, have sound employee relations policies and practices, have fair and unbiased employment practices, have strong family benefits, and have taken positive steps to address environmental challenges.

In addition to these positive screens, we also include a list of six negative screens. We look for companies that do not engage in the production of nuclear energy, manufacturing of weapons systems, practices that pollute the environment, production of alcoholic beverages, manufacturing of tobacco products, or engage in gaming operations. We will be happy to provide more details about our screening processes to any requesting shareholder .

STRONG PERFORMERS IN THE PORTFOLIO

Electronics manufacturer, Solectron Corporation, has risen 66% since the inception of the Social Awareness Series. Five out of the company's eight senior line executives are Asian American, including one woman. Located in Milpitas, California, the company's workforce is remarkably diverse. It often publishes information sheets for employees in six languages. Solectron encourages self-directed work teams and provides substantial employee training. It was recently announced that Solectron again won the Malcolm Baldridge National Quality Award for performance excellence among U.S. companies. It's the first company in the award's ten-year history to win for a second time.

Oxford Health Plans, Inc., up 60% since the portfolio's inception, provides managed care health benefit plans in the northeastern United States. Its SmokEnders subsidiary provides smoking cessation services. In 1996 the company donated 2.2% of its average earnings for the past three years to charity, and gave 42 computers to schools and community organizations in its service areas. Oxford Health Plans believes strongly in incentive compensation and performance awards for employees at all levels.

Coffee and expresso beverage retailer, Starbucks Corporation, is well known for its strong social practices. The company is one of few U.S. firms that offers part-time employees health benefits, stock options, and participation in its 401(k) plan. Even local communities of the countries where the company purchases its coffee beans receive generous charitable support. Starbucks stock has risen 28% since it was included in the portfolio.

THE FUTURE FOR SOCIAL FUNDS

Demand for investments in the social awareness arena continues to grow. The Social Investment Forum has just released a study on the growth of the industry which shows that money invested in social funds has grown from $639 billion in 1995 to nearly $1.2 trillion currently. We are pleased to note that far more corporations are willing to openly discuss their progress on social issues as public demand has increased for them to do so. We look forward to combining strong performance with social consciousness for shareholders in the Social Awareness Series in the years ahead.

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. The Investment Manager waived the Fund's management fee for the fiscal year ended September 30, 1997 and in the absence of such waiver the performance quoted would be reduced.

                     SECURITY EQUITY SOCIAL AWARENESS SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY SOCIAL AWARENESS SERIES
                       VS. S&P 500 AND DOMINI SOCIAL INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                 S&P 500      Domini Social Index     Social Awareness Series

12/31/96 ....   10,548.00         10,553.42                  9,440.95
3/31/97 .....   10,824.00         10,912.97                  9,007.54
6/30/97 .....   12,718.00         12,857.55                 10,433.42
9/30/97 .....   13,675.00         13,937.09                 11,300.25

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $11,300. By comparison, the same $10,000 investment would have grown to $13,675 based on the S&P 500 Index's performance and $13,937 based on the Domini Social Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                              % of net assets
                              ---------------
Intel Corporation                 3.4%
Microsoft Corporation             2.8%
Coca-Cola Company                 2.6%
Merck & Company, Inc.             2.5%
Procter & Gamble, Inc.            2.1%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                              Since Inception
                                              ---------------
                     A Shares                     19.93%
                     A Shares with sales charge   13.00%
                     B Shares                     18.73%
                     B Shares with CDSC           13.73%

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from November 1, 1996 (date of inception) to September 30, 1997 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the fiscal year ended September 30, 1997. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                        SECURITY EQUITY FUND-VALUE SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997
To Our Shareholders:

The Value Series of Security Equity Fund is off to an amazing start. >From its inception May 1, 1997, through September 30, it returned 29.50%.(1) This compares most favorably with the 20.39% same-period return of a group of 218 funds with a similar objective.

The portfolio is diversified across a broad variety of industries. The primary reason for strong performance wasn't the choice of industries, it was instead stock selection within those industries. The outperforming issues were mostly in three sectors: health care, energy, and consumer staples.

SOME STOCKS PERFORMED EXCEPTIONALLY WELL

Leading the winning stocks was Tandem Computers, which was bought by Compaq Computer Corporation in June and subsequently rose 170% in value. Another outperformer was Mylan Laboratories, Inc., the largest producer of generic drugs in the U.S. Prior to our purchase of the stock, Mylan's stock had declined in value because of investors' fears that increasing competition in the generic pharmaceuticals industry would erode its earnings. We believed that the company had value greater than the price to which its stock had fallen, and were rewarded after our purchase with an 80% return.

Canandaigua Brands, Inc., a company which produces and markets wines, beers and distilled spirits, has generated a 60% return since we purchased it. The stock's price had been depressed based on fears of higher grape costs. Canandaigua's earnings results were strong and once these cost pressures subsided, the stock price recovered. Other companies which have performed favorably in the portfolio include Louisiana Land and Exploration Company, Forcenergy, Inc., and Corporate Express, Inc.

It is interesting to note that among the top ten strongest-performing stocks in the Value Series, only two were large capitalization companies over $5 billion in size. The average asset size of the companies represented in the portfolio as of September 30, was about $3.4 billion.

NOT ALL THE HOLDINGS WERE WINNERS

As you would expect, some of the portfolio holdings underperformed industry averages. A small-cap company called Material Sciences Corporation had the most significant negative impact on performance, declining 5% over the holding period. Material Sciences is an industrial company with wide product lines that capitalizes on its skills in metallurgy and chemistry to provide value-added features to everyday products. Its second quarter earnings were disappointing because sales were below expectations and manufacturing efficiencies that the company had projected developed slower than planned. We still hold the stock because of its strong propietary market positions in several areas such as the manufacture of a film used in window glass to block various types of the sun's rays, and a metal coating on the interior of automobile brakes to make them quieter.

LOOKING AHEAD TO OUR FIRST FULL FISCAL YEAR

In the Value Series portfolio we look for undervalued individual stocks rather than betting on the performance of particular industries. We are currently seeing more attractive ideas in the small capitalization area, along with a few occasionally in the large-cap arena. With the strong market advances we have experienced in recent months, it is difficult to find undervalued issues. If we have difficulty locating enough stocks that look relatively underpriced, we anticipate that our focus will shift to emphasizing stable low-risk investments.

Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. The Investment Manager waived the Fund's management fee for the fiscal year ended September 30, 1997, and in the absence of such waiver the performance quoted would be reduced.

                        SECURITY EQUITY FUND-VALUE SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                              SECURITY VALUE SERIES
                          VS. S&P 500/BARRA VALUE INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

               Value Series    S&P 500/BARRA Value Index

5/31/97 ....    10,084.83           10,593
6/30/97 ....    10,386.43           10,980
7/31/97 ....    11,489.16           11,841
8/31/97 ....    11,555.14           11,282
9/30/97 ....    12,205.47           11,922

This chart assumes a $10,000 investment in Class A shares of Value Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,205. By comparison, the same $10,000 investment would have grown to $11,922, based on the S&P 500 Index performance. Comparison is also made to the S&P 500/BARRA Value Index. The same $10,000 investment in the S&P 500/BARRA Value Index would have grown to $11,922.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                        % of net assets
                                        ---------------
  Angelica Corporation                       3.8%
  Computer Sciences Corporation              3.5%
  Mylan Laboratories, Inc.                   3.3%
  Chiquita Brands International, Inc.        3.1%
  Corporate Express, Inc.                    3.1%

  **At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                           Since Inception
                           ---------------
  A Shares                     29.50%
                              (5-1-97)

  A Shares with sales charge   22.05%
                              (5-1-97)

  B Shares                     29.10%
                              (5-1-97)

  B Shares with CDSC           24.10%
                              (5-1-97)

The performance data above represents past performance which is not predictive of future results. The returns have been caluclated from May 1, 1997 (date of inception) to September 30, 1997, and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the fiscal year ended September 30, 1997. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                               SECURITY ULTRA FUND
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997
To Our Shareholders:

During the first half of the fiscal year, the emphasis on growth stocks held back performance in the Ultra Fund as value-oriented issues outperformed their growth counterparts. Our total return of 20.57% for the year ended September 30, while very attractive, was less than the 26.88% average of our peer group of funds.(1)

A BETTER SECOND HALF

Performance in the midcap sector improved in the second half of the fiscal year as expectations for a slowdown in earnings of S&P 500 companies became a reality. The strong U.S. dollar had a negative impact on larger companies, while midsized firms with less exposure to foreign earnings, benefited.

The supply and demand ratio became better balanced in the second half, also. The calendar of initial public offerings diminished while cash flows into mutual funds remained strong. Passage of a capital gains tax cut gave a psychological boost to midcap stocks during this period as well. Stocks of midsized companies generally receive a smaller portion of their total return from dividends, which are taxed as ordinary income rather than at the more favorable capital gains levels.

AREAS OF STRONG PERFORMANCE

Stocks representing the financial sector in the Ultra Fund did especially well in the year just completed. Our investments in this area were tailored primarily around asset management firms, which gained because of the strong equity markets. These included Franklin Resources, Inc., up 110% over the year, State Street Corporation which rose 112%, and Charles Schwab Corporation, gaining 133% during the period. Our investments in the oil field service company area of the energy sector outperformed also. The companies advanced in share price as drilling activity and demand for equipment increased. The capacity in the oil field service area is less than in the late 1980's as companies have merged or gone out of business. This enables the remaining firms to raise their prices, a feat that other industries have found difficult in these price-competitive times. Two of our stronger performers were ENSCO International, Inc., up 71%, and Global Marine, Inc., returning 112%.

PLANS FOR THE MONTHS AHEAD

We believe that midcap stocks still have upside price potential, although a "breather" from the upward market movement would not be surprising. In general, midcap valuations remain lower than their large-cap counterparts, and growth prospects for the sector are favorable. When the currency markets are extremely volatile, those midcap companies with smaller portions of earnings coming from overseas should stay in favor with investors. Finally, when earnings of the Standard and Poor's 500 stocks show signs of slowing, the growth component of the midcap sector should gain as investors seek faster earnings growth.

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                               SECURITY ULTRA FUND
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                               SECURITY ULTRA FUND
                               VS. S&P MIDCAP 400

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                 S&P Midcap 400     Security Ultra Fund

12/31/87 ....      7,820.77              6,285.32
3/31/88 .....      8,839.42              7,134.37
6/30/88 .....      9,325.29              7,794.74
9/30/88 .....      9,203.14              7,452.76
12/31/88 ....      9,452.84              7,730.71
3/31/89 .....     10,355.07              8,026.67
6/30/89 .....     11,391.35              8,358.15
9/30/89 .....     12,634.49              9,340.77
12/31/89 ....     12,812.45              8,654.28
3/31/90 .....     12,412.89              8,616.32
6/30/90 .....     13,149.55              9,590.56
9/30/90 .....     10,811.73              5,642.99
12/31/90 ....     12,156.85              6,280.08
3/31/91 .....     14,947.18              8,581.88
6/30/91 .....     14,837.45              8,169.42
9/30/91 .....     16,250.45              8,941.13
12/31/91 ....     18,247.00             10,031.64
3/31/92 .....     18,154.77             10,127.04
6/30/92 .....     17,589.99              8,709.53
9/30/92 .....     18,273.82              9,077.55
12/31/92 ....     20,420.52             10,805.04
3/31/93 .....     21,089.64             10,890.01
6/30/93 .....     21,581.62             10,847.52
9/30/93 .....     22,668.00             11,513.09
12/31/93 ....     23,272.13             11,878.08
3/31/94 .....     22,389.26             11,227.23
6/30/94 .....     21,573.66             10,218.40
9/30/94 .....     23,034.67             11,097.06
12/31/94 ....     22,440.35             11,091.44
3/31/95 .....     24,276.53             11,473.33
6/30/95 .....     26,394.03             12,237.10
9/30/95 .....     28,970.11             13,615.23
12/31/95 ....     29,383.93             13,231.44
3/31/96 .....     31,192.81             14,164.31
6/30/96 .....     32,091.02             15,325.63
9/30/96 .....     33,025.30             15,706.39
12/31/96 ....     35,025.97             15,616.47
3/31/97 .....     34,505.64             14,386.82
6/30/97 .....     39,577.13             16,415.73
9/30/97 .....     45,941.47             18,936.50
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $18,937. In comparison, the same $10,000 investment would have grown to $45,941 based on the S&P Midcap's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                  % of net assets
                                  ---------------
Franklin Resources, Inc.               2.9%

Coca-Cola Enterprises, Inc.            2.6%

State Street Corporation               2.4%

Charles Schwab Corporation             2.3%

SunAmerica, Inc.                       2.1%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                      1 YEAR         5 YEARS         10 YEARS
                                      ------         -------         --------
A Shares                              20.57%          14.96%           6.90%
A Shares with sales charge            13.68%          13.59%           6.27%
B Shares                              19.58%          11.91%            N/A
                                                    (10-19-93)
                                                 (since inception)

B Shares with CDSC                    14.58%         11.36%             N/A
                                                   (10-19-93)
                                                 (since inception)

                         ONE YEAR RETURN INCREASES 5.21%

                         A Shares:    9/30/97    20.57%
                                      9/30/96    15.36%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                        SECURITY GROWTH AND INCOME FUND
                                                         PRINCIPAL
                                                         AMOUNT OR
                                                          NUMBER         MARKET
PREFERRED STOCKS                                         OF SHARES       VALUE
--------------------------------------------------------------------------------
BANKING AND CREDIT - 1.0%
California Federal Bank ......................            8,250       $  941,015

COMMUNICATION - 0.2%
Cablevision Systems Corporation ..............            2,193          240,172

ENTERTAINMENT - 0.4%
Time Warner, Inc. ............................              322          367,526

PUBLISHING & PRINTING - 0.3%
K-III Communications Corporation .............            3,000          319,500
                                                                      ----------
 Total preferred stocks - 1.9% ...............                         1,868,213

TRUST PREFERRED SECURITIES(1)

FINANCE - 0.3%
S I Financing, Inc., 9.50% - 2026 ............           10,000          268,125

CORPORATE BONDS

AEROSPACE & DEFENSE - 0.2%
Burke Industries, Inc.,
 10.00% - 2007 ...............................       $  200,000          204,500

BANKING & CREDIT - 0.4%
BF Saul REIT, 11.625% - 2002 .................       $  250,000          269,062
Bay View Capital Corporation,
 9.125% - 2007 ...............................       $  100,000          103,250
                                                                      ----------
                                                                         372,312
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Knoll, Inc., 10.875% - 2006 ..................       $   63,000           70,245

CHEMICALS - 0.3%
Envirodyne Industries, Inc.,
 12.00% - 2000 ...............................       $  250,000          274,687

COMMUNICATIONS - 1.6%
Albritton Communications Company,
 9.75% - 2007 ................................       $  125,000          124,375
Century Communications Corporation,
 9.50% - 2005 ................................       $  250,000          261,250
CF Cable TV, Inc., 11.625% - 2005 ............       $  200,000          230,500
Comcast Corporation, 9.125% - 2006 ...........       $  385,000          413,394
Heritage Media Corporation,
 8.75% - 2006 ................................       $  100,000          107,625
Rogers Cablesystems Ltd.,
 9.625% - 2002 ...............................       $  250,000          265,000
Rogers Communications, Inc.,
 9.125% - 2006 ...............................       $  200,000          205,000
                                                                      ----------
                                                                       1,607,144
DIVERSIFIED - 0.3%
Sequa Corporation, 9.375% - 2003 .............       $  250,000       $  261,875

ELECTRIC & GAS COMPANIES - 0.5%
AES Corporation, 10.25% - 2006 ...............          250,000          274,375
Cal Energy Company, Inc.,
 9.50% - 2006 ................................          200,000          215,500
                                                                      ----------
                                                                         489,875
ENTERTAINMENT - 0.4%
Harrah's Operating, Inc.,
 8.75% - 2000 ................................          400,000          411,500

FINANCE - 0.5%
Dollar Financial Group, Inc.,
 10.875% - 2006 ..............................          300,000          323,250
Homeside, Inc., 11.25% - 2003 ................          121,000          142,629
                                                                      ----------
                                                                         465,879
FOOD & BEVERAGE TRADE - 0.5%
Cott Corporation, 9.375% - 2005 ..............          250,000          261,875
Delta Beverage Group,
 9.75% - 2003 ................................          250,000          262,813
                                                                      ----------
                                                                         524,688
HOSPITAL MANAGEMENT - 0.8%
Regency Health Services, Inc.,
 9.875% - 2002 ...............................          475,000          526,062
Tenet Healthcare Corporation,
 10.125% - 2005 ..............................          250,000          273,437
                                                                      ----------
                                                                         799,499
INDUSTRIAL PRODUCT - 0.3%
Shop Vac Corporation,
 10.625% - 2003 ..............................          250,000          269,688

MANUFACTURING - 0.3%
AGCO Corporation, 8.50% - 2006 ...............          250,000          259,375

OIL & GAS COMPANIES - 0.3%
Seagull Energy Corporation,
 8.625% - 2005 ...............................          250,000          261,875

PUBLISHING & PRINTING - 0.2%
Golden Books Publishing, Inc.,
 7.65% - 2002 ................................          250,000          237,500

REFINERY - 0.3%
Crown Central Petroleum Corporation,
 10.875% - 2005 ..............................          250,000          262,812

RESTAURANTS - 0.5%
Carrols Corporation, 11.50% - 2003 ...........          475,000          507,063

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
CORPORATE BONDS (continued)                             OF SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL - SPECIALTY - 0.1%
Zale's Corporation, 8.50% - 2007 .............       $  100,000       $  100,125

STEEL & METAL PRODUCTS - 0.1%
AK Steel Corporation,
  9.125% - 2006 ..............................       $  125,000          132,500

TEXTILES - 0.5%
Delta Mills, Inc., 9.625% - 2007 .............       $  100,000          100,375
Pillowtex Corporation, 10.00% - 2006 .........       $  125,000          131,875
Westpoint Stevens, Inc.,
 9.375% - 2005 ...............................       $  250,000          263,125
                                                                      ----------
                                                                         495,375
                                                                      ----------
 Total corporate bonds - 8.2% ................                         8,008,517

COMMON STOCKS

BANKS - MAJOR REGIONAL - 3.8%
Bank Of New York Company, Inc. ...............           20,000          960,000
Northern Trust Corporation ...................           20,000        1,182,500
Wells Fargo & Company ........................            5,800        1,595,000
                                                                      ----------
                                                                       3,737,500
CHEMICALS - BASIC - 1.3%
Praxair, Inc. ................................           25,000        1,279,687
CHEMICALS - SPECIALTY - 3.4%
Dexter Corporation ...........................           40,000        1,602,500
Materials Sciences Corporation* ..............           28,000          399,000
Minerals Technologies, Inc. ..................           30,000        1,336,875
                                                                      ----------
                                                                       3,338,375
COMMUNICATION EQUIPMENT - 4.6%
ANTEC Corporation* ...........................          100,000        1,175,000
Harris Corporation ...........................           72,000        3,294,000
                                                                      ----------
                                                                       4,469,000
COMPUTER HARDWARE - 0.6%
Compaq Computer Corporation* .................            8,000          598,000

COMPUTER PERIPHERALS - 0.5%
Seagate Technology, Inc.* ....................           13,200          476,850

COMPUTER SOFTWARE/SERVICES - 5.6%
Computer Sciences Corporation* ...............           46,000        3,254,500
DST Systems, Inc.* ...........................           60,000        2,220,000
                                                                      ----------
                                                                       5,474,500
ELECTRIC COMPANIES - 2.0%
Scana Corporation ............................           40,000        1,002,500
Wisconsin Energy Corporation .................           36,000          936,000
                                                                      ----------
                                                                       1,938,500
ELECTRONICS - SEMICONDUCTORS - 1.1%
Atmel Corporation* ...........................           30,000       $1,093,125

ELECTRONICS - INSTRUMENTATION - 1.6%
E G & G, Inc. ................................           22,000          455,125
Perkin-Elmer Corporation .....................           15,000        1,095,938
                                                                      ----------
                                                                       1,551,063
FINANCIAL - DIVERSE - 1.6%
Capital One Financial Corporation ............           34,000
                                                                       1,555,500
FOODS - 1.7%
Chiquita Brands International, Inc. ..........          105,000
                                                                       1,693,125
HEALTH CARE - SPECIALIZED SERVICES - 1.0%
Allegiance Corporation .......................           30,000          930,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.8%
Leggett & Platt, Inc. ........................           40,000        1,782,500

INSURANCE - LIFE/HEALTH - 1.0%
AFLAC, Inc. ..................................           18,000          976,500

INSURANCE - PROPERTY - 2.9%
Allstate Corporation .........................           15,000        1,205,625
Leucadia National Corporation ................           30,000        1,031,250
W.R. Berkley Corporation .....................           15,000          645,938
                                                                      ----------
     2,882,813 IRON & STEEL - 0.7%
Cleveland-Cliffs, Inc. .......................           15,000          654,375

LEISURE TIME PRODUCTS - 2.6%
Hasbro, Inc. .................................           50,000        1,406,250
Mattel, Inc. .................................           35,000        1,159,375
                                                                      ----------
                                                                       2,565,625
LODGING - HOTELS - 1.4%
Carnival Corporation (Cl. A) .................           30,000        1,387,500

MANUFACTURING - DIVERSIFIED - 1.8%
U.S. Industries, Inc. ........................           60,000        1,740,000

MEDICAL PRODUCTS & SUPPLIES - 1.9%
ATLUltrasound, Inc.* .........................           20,000          935,000
Sunrise Medical, Inc.* .......................           60,000          937,500
                                                                      ----------
                                                                       1,872,500
METALS & MINING - 1.0%
Cyprus Amax Minerals Company .................           40,000          960,000

NATURAL GAS - 7.3%
Coastal Corporation ..........................           25,000        1,531,250
Eastern Enterprises ..........................           48,000        1,791,000
Equitable Resources, Inc. ....................           85,200        2,683,800
People's Energy Corporation ..................           30,000        1,130,625
                                                                      ----------
                                                                       7,136,675
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 1.8%
Corporate Express, Inc.* .....................           82,000       $1,732,250

OIL & GAS - EXPLORATION & PRODUCTION - 7.7%
Forcenergy, Inc.* ............................           60,000        2,328,750
Louisiana Land & Exploration
 Company .....................................           20,000        1,566,250
Noble Affiliates, Inc. .......................           24,000        1,074,000
YPF Sociedad Anomima ADR .....................           70,000        2,581,250
                                                                      ----------
                                                                       7,550,250
PHARMACEUTICALS - 8.2%
Mylan Laboratories, Inc. .....................          220,000        4,936,250
SmithKline Beecham PLC ADR ...................           30,000        1,466,250
Teva Pharmaceutical Industries,
 Ltd., ADR ...................................           30,000        1,672,500
                                                                      ----------
                                                                       8,075,000
PUBLISHING - 0.7%
McGraw-Hill Companies, Inc. ..................           10,000          676,875

PUBLISHING - NEWSPAPER - 4.1%
E.W. Scripps Company .........................           60,000        2,636,250
Tribune Company ..............................           25,000        1,332,812
                                                                      ----------
                                                                       3,969,062
RAILROADS - 1.2%
Canadian Pacific, Ltd. .......................           40,000        1,182,500

RESTAURANTS - 3.1%
The Cheesecake Factory* ......................          111,500        3,073,219

RETAIL - SPECIALTY - 4.1%
AutoZone, Inc.* ..............................           75,000        2,250,000
Toys "R" Us, Inc.* ...........................           50,000        1,775,000
                                                                      ----------
                                                                       4,025,000
SERVICES - ADVERTISING / MARKETING - 2.6%
Acxiom Corporation* ..........................           60,000        1,046,250
Omnicom Group, Inc. ..........................           20,000        1,455,000
                                                                      ----------
                                                                       2,501,250
SERVICES - COMMERCIAL & CONSUMER - 2.6%
Angelica Corporation .........................          130,000        2,583,750

SERVICES - DATA PROCESSING - 1.4%
First Data Corporation .......................           38,000        1,427,375

TRUCKS & PARTS - 0.8%
Titan International, Inc. ....................           40,800          816,000
                                                                      ----------
 Total common stocks - 89.5% .................                        87,706,244
                                                                      ----------
 Total investments - 99.9% ...................                       $97,851,099
 Other assets, less liabilities - 0.1% .......                           137,329
                                                                      ----------
 Total net assets - 100.0% ...................                       $97,988,428
                                                                      ==========
                      SECURITY EQUITY FUND - EQUITY SERIES
COMMON STOCKS

AEROSPACE / DEFENSE - 0.9%
Boeing Company ...............................           50,000       $2,721,875
Lockheed Martin Corporation ..................           50,000        5,331,250
                                                                      ----------
                                                                       8,053,125
AGRICULTURAL PRODUCTS - 0.9%
Archer-Daniels-Midland Company ...............          315,000        7,540,313

ALUMINUM - 1.0%
Aluminum Company of America ..................          100,000        8,200,000

BANKS - MAJOR REGIONAL - 4.1%
Bank of New York Company, Inc. ...............          200,000        9,600,000
Northern Trust Corporation ...................          200,000       11,825,000
Norwest Corporation ..........................          120,000        7,350,000
Wells Fargo & Company ........................           20,000        5,500,000
                                                                      ----------
                                                                      34,275,000
BANKS - MONEY CENTER - 1.5%
Chase Manhattan Corporation ..................          110,000       12,980,000

BEVERAGES - SOFT DRINK - 1.2%
PepsiCo, Inc. ................................          260,000       10,546,250

CHEMICALS - BASIC - 1.2%
Praxair, Inc. ................................          200,000       10,237,500

CHEMICALS - DIVERSIFIED - 1.4%
BF Goodrich Company ..........................          100,000        4,525,000
Monsanto Company .............................          200,000        7,800,000
                                                                      ----------
                                                                      12,325,000
CHEMICALS - SPECIALTY - 0.5%
Nalco Chemical Company .......................           95,000        3,805,938

COMPUTER HARDWARE - 3.0%
Compaq Computer Corporation* .................          200,000       14,950,000
International Business Machines
 Corporation .................................          100,000       10,593,750
                                                                      ----------
                                                                      25,543,750

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-EQUITY SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
COMPUTERS - NETWORKING - 1.2%
3Com Corporation* ............................           60,000       $3,075,000
Cisco Systems, Inc.* .........................          100,000        7,306,250
Wang Laboratories, Inc. Warrants .............            2,369           15,398
                                                                      ----------
                                                                      10,396,648
COMPUTER SOFTWARE/SERVICES - 3.4%
BMC Software, Inc.* ..........................          135,000        8,741,250
Computer Sciences Corporation* ...............          100,000        7,075,000
Microsoft Corporation* .......................          100,000       13,231,250
                                                                      ----------
                                                                      29,047,500
ELECTRICAL EQUIPMENT - 2.3%
Emerson Electric Company .....................          100,000        5,762,500
General Electric Company .....................          200,000       13,612,500
                                                                      ----------
                                                                      19,375,000
ELECTRONICS - SEMICONDUCTORS - 2.0%
Intel Corporation ............................           90,000        8,308,125
Linear Technology Corporation ................           70,000        4,812,500
Xilinx, Inc.* ................................           70,000        3,543,750
                                                                      ----------
                                                                      16,664,375
ELECTRONICS - INSTRUMENTATION - 1.0%
Perkin-Elmer Corporation .....................          120,000        8,767,500
FINANCIAL - DIVERSE - 2.4%
Federal National Mortgage
 Association .................................          230,000       10,810,000
Federal Home Loan Mortgage
 Corporation .................................          270,000        9,517,500
                                                                      ----------
                                                                      20,327,500
FOODS - 2.6%
Conagra, Inc. ................................          160,000       10,560,000
CPC International, Inc. ......................          120,000       11,115,000
                                                                      ----------
                                                                      21,675,000
HEALTH CARE - DIVERSE - 3.1%
American Home Products Corporation ...........          150,000       10,950,000
Bristol-Myers Squibb Company .................          180,000       14,895,000
                                                                      ----------
                                                                      25,845,000
HOUSEHOLD PRODUCTS - 3.5%
Colgate-Palmolive Company ....................          150,000       10,453,125
Fort James Corporation .......................          200,000        9,162,500
Procter & Gamble Company .....................          150,000       10,359,375
                                                                      ----------
                                                                      29,975,000
INSURANCE - LIFE/HEALTH - 0.5%
Equitable Companies, Inc. ....................          108,500        4,455,281
INSURANCE - MULTI-LINE - 2.5%
American International Group, Inc. ...........          120,000      $12,382,500
Hartford Financial Services Group,
 Inc .........................................          100,000        8,606,250
                                                                      ----------
                                                                      20,988,750
INSURANCE - PROPERTY - 4.5%
Allstate Corporation .........................          175,000       14,065,625
Chubb Corporation ............................          160,000       11,370,000
St. Paul Companies, Inc. .....................          150,000       12,234,375
                                                                      ----------
                                                                      37,670,000
LODGING - HOTELS - 1.3%
Carnival Corporation (Cl. A) .................          240,000       11,100,000

MANUFACTURING - DIVERSIFIED - 7.8%
AlliedSignal, Inc. ...........................          320,000       13,600,000
Crane Company ................................          200,000        8,225,000
Textron, Inc. ................................           60,000        3,900,000
Tyco International, Ltd. .....................          192,532       15,799,657
U.S. Industries, Inc. ........................          510,000       14,790,000
United Technologies Corporation ..............          115,000        9,315,000
                                                                      ----------
                                                                      65,629,657
MEDICAL PRODUCTS & SUPPLIES - 4.5%
Baxter International, Inc. ...................          200,000       10,450,000
Becton, Dickinson & Company ..................          200,000        9,575,000
Boston Scientific Corporation* ...............          120,000        6,622,500
Medtronic, Inc. ..............................          240,000       11,280,000
                                                                      ----------
                                                                      37,927,500
NATURAL GAS - 1.2%
Coastal Corporation ..........................          170,000       10,412,500

OIL - INTERNATIONAL - 5.0%
Amoco Corporation ............................          100,000        9,637,500
Mobil Corporation ............................          140,000       10,360,000
Royal Dutch Petroleum Company
 NY Shares ...................................          200,000       11,100,000
Texaco, Inc. .................................          180,000       11,058,750
                                                                      ----------
                                                                      42,156,250
OIL & GAS - DRILLING & EQUIPMENT - 2.1%
Halliburton Company ..........................          170,000        8,840,000
Schlumberger, Ltd. ...........................          110,000        9,260,625
                                                                      ----------
                                                                      18,100,625
OIL & GAS - EXPLORATION & PRODUCTION - 1.4%
Louisiana Land & Exploration Company .........          150,000       11,746,875

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-EQUITY SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
PERSONAL CARE - 1.0%
Gillette Company .............................          100,000       $8,631,250

PHARMACEUTICALS - 3.6%
Merck & Company, Inc. ........................           90,000        8,994,375
Schering-Plough Corporation ..................          220,000       11,330,000
SmithKline Beecham PLC ADR ...................          200,000        9,775,000
                                                                      ----------
                                                                      30,099,375
PHOTOGRAPHY / IMAGING - 1.2%
Xerox Corporation ............................          120,000       10,102,500

PUBLISHING - 1.2%
McGraw-Hill Companies, Inc. ..................          145,000        9,814,687

PUBLISHING - NEWSPAPER - 2.4%
Gannett Company, Inc. ........................           90,000        9,714,375
Tribune Company ..............................          200,000       10,662,500
                                                                      ----------
                                                                      20,376,875
RAILROADS - 1.4%
Canadian Pacific, Ltd. .......................          400,000       11,825,000

RETAIL - APPAREL - 0.9%
TJXCompanies, Inc. ...........................          260,000        7,946,250

RETAIL - BUILDING SUPPLIES - 1.2%
Sherwin-Williams Company .....................          350,000       10,303,125

RETAIL - DEPARTMENT STORES - 1.2%
Federated Department Stores, Inc.* ...........          235,000
                                                                      10,134,375
RETAIL - DRUG STORES - 2.3%
Rite Aid Corporation .........................          170,000        9,424,375
Walgreen Company .............................          400,000       10,250,000
                                                                      ----------
                                                                      19,674,375
RETAIL - FOOD CHAINS - 1.1%
Safeway, Inc.* ...............................          170,000        9,243,750

RETAIL - GENERAL MERCHANDISE - 0.9%
Dayton Hudson Corporation ....................          125,000        7,492,188

RETAIL - SPECIALTY - 3.9%
Payless ShoeSource, Inc.* ....................          225,000       13,429,687
Toys "R"Us, Inc.* ............................          300,000       10,650,000
Woolworth Corporation* .......................          400,000        8,850,000
                                                                      ----------
                                                                      32,929,687
SERVICES - ADVERTISING / MARKETING - 1.7%
Omnicom Group, Inc. ..........................          200,000       14,550,000

SERVICES - COMMERCIAL & CONSUMER - 0.9%
Viad Corporation .............................          400,000        7,625,000

WASTE MANAGEMENT - 0.9%
Waste Management, Inc. .......................          220,000       $7,686,250
                                                                      ----------
 Total common stocks - 93.8% .................                       794,202,524
 Cash and other assets,
   less liabilities - 6.2% ...................                        52,653,715
                                                                      ----------
 Total net assets - 100.0% ...................                      $846,856,239
                                                                      ==========
                      SECURITY EQUITY FUND - GLOBAL SERIES
PREFERRED STOCKS

GERMANY - 0.8%

Sto AG .......................................              758       $  309,005

COMMON STOCKS

AUSTRALIA - 3.4%
Foster's Brewing Group, Ltd. .................          400,000          842,892
QBE Insurance Group, Ltd.* ...................           66,425          418,042
                                                                      ----------
                                                                       1,260,934
AUSTRIA - 4.3%

Bohler-Uddeholm AG ...........................           11,400          958,432
Wienerberger Bastoffindustrie AG .............            3,100          646,702
                                                                      ----------
                                                                       1,605,134
BRAZIL - 1.3%
Aracruz Cellulose S.A. ADR ...................           23,350          480,134

CANADA - 7.0%
Bombardier, Inc. `B' .........................           26,800          542,686
Hudson's Bay Company .........................           13,200          351,777
Imax Corporation* ............................           28,800          748,800
Noranda Forest, Inc. .........................           36,400          247,448
Tarragon Oil & Gas, Ltd.* ....................           24,600          277,533
Yogen Fruz World-Wide, Inc.* .................           72,600          430,533
                                                                      ----------
                                                                       2,598,777
CHILE - 0.8%
Banco Santander ADR ..........................           11,100          163,725
Maderas y Sinteticos Sociedad
 Anonima S.A. ADR ............................           10,500          147,000
                                                                      ----------
                                                                         310,725
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
FRANCE - 5.9%
Alcatel Alsthom ..............................            2,570       $  341,817
Elf Aquitaine S.A. ADR .......................            8,500          566,844
Lafarge ......................................            6,600          483,745
Sidel S.A ....................................            2,520          165,247
Usinor Sacilor* ..............................           32,600          658,900
                                                                      ----------
                                                                       2,216,553
GERMANY - 4.1%
Continental AG ...............................           12,300          316,660
Deutsche Bank AG .............................            9,800          690,255
Hoechst AG ...................................            2,500          110,974
Volkswagon AG* ...............................              590          409,883
                                                                      ----------
                                                                       1,527,772
GREECE - 1.2%
Hellenic Tellecom ............................           11,900          298,204
Michaniki S.A ................................           19,080          155,272
                                                                      ----------
                                                                         453,476
HONG KONG - 1.4%
JCG Holdings, Ltd. ...........................          320,000          252,245
National Mutual Asia, Ltd. ...................          272,000          291,736
                                                                      ----------
                                                                         543,981
INDONESIA - 1.4%
HM Sampoerna* ................................           84,000          173,394
PT Tambang Timah .............................          250,500          369,621
                                                                      ----------
                                                                         543,015
IRELAND - 4.0%
Allied Irish Banks Plc .......................           38,900          343,664
Elan Corporation Plc ADR* ....................            3,700          185,231
Jefferson Smurfit ............................          212,900          712,688
Ryanair Holdings PLC* ........................           41,900          240,884
                                                                      ----------
                                                                       1,482,467
ITALY - 1.6%
Industrie Natuzzi S.p.a. ADR .................           11,300          267,669
Telecom Italia ...............................           47,100          314,782
                                                                      ----------
                                                                         582,451
JAPAN - 6.6%
Acom Company, Ltd. ...........................            4,700          244,869
Amway Japan, Ltd. ............................            7,300          209,211
Douter Coffee Company, Ltd.* .................            4,500          129,338
Maruco Company, Ltd. .........................            2,200           10,751
Matsushita Electric Industrial
 Company, Ltd. ...............................           12,000          216,682
Mitsubishi Estate Company,Ltd ................           20,000          291,560
Nippon Steel Corporation .....................           84,000          185,074

JAPAN (CONTINUED)
Omron Corporation ............................            7,000       $  146,691
Sony Corporation .............................            3,400          321,047
Sumitomo Electric Industries .................            9,000          128,965
Tiemco, Ltd.* ................................            3,300           55,214
Tokyo Electron, Ltd. .........................            6,000          366,272
Yamato Kogyo Company, Ltd. ...................           16,000          141,804
                                                                      ----------
                                                                       2,447,478
MALAYSIA - 1.1%
Austral Enterprises* .........................           33,000           51,411
Kuala Lumpur Kepong* .........................           73,000          180,161
Tanjong PLC ..................................           81,000          173,667
                                                                      ----------
                                                                         405,239
MEXICO - 2.3%
Cemex S.A. de C.V. "B"* ......................           48,400          289,758
Grupo Financiero Banamex "B"* ................          107,000          337,147
Grupo Financiero Bancomer
 S.A. de C.V.* ...............................          355,000          241,977
                                                                      ----------
                                                                         868,882
NETHERLANDS - 1.0%
Ahrend NV* ...................................            1,600           55,092
Philips Electronics N.V ......................            3,950          334,360
                                                                      ----------
                                                                         389,452
NEW ZEALAND - 2.5%
Brierley Investments, Ltd. ...................          361,100          312,010
Carter Holt Harvey, Ltd. .....................          110,600          239,973
Fletcher Challenge Building, Ltd. ............          113,000          368,856
                                                                      ----------
                                                                         920,839
NORWAY - 1.6%
Saga Petroleum AS ............................           27,800          588,069
PHILIPPINES - 0.8%
C & P Homes, Inc. ............................        1,397,450          134,253
Ionics Circuit* ..............................           34,200          155,274
                                                                      ----------
                                                                         289,527
POLAND - 1.2%
Elektrim S.A .................................           18,000          201,636
Wedel S.A ....................................            4,239          247,965
                                                                      ----------
                                                                         449,601
SPAIN - 1.8%
Adolfo Dominguez S.A.* .......................            6,900          241,918
Banco Popular Espanol S.A ....................            3,600          231,681
Tele Pizza S.A.* .............................            2,700          188,241
                                                                      ----------
                                                                         661,840
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
SWEDEN - 3.4%
Castellum AB* ................................           33,000       $  317,707
Hufvudstaden* ................................           19,200           96,475
Industrial & Financial Systems,
 IFS AB* .....................................           55,300          306,312
S,K.F. AB "B"* ...............................           10,800          314,779
Skandianviska Enskiilda Banken ...............           18,900          229,318
                                                                      ----------
                                                                       1,264,591
SWITZERLAND - 2.6%
Nestle S.A ...................................              226          315,282
Novartis AG ..................................              190          291,749
Saurer AG* ...................................              440          349,328
                                                                      ----------
                                                                         956,359
UNITED KINGDOM - 11.5%
Aegis Group PLC ..............................          222,500          234,525
D.F.S. Furniture Company PLC .................           29,600          291,677
George Wimpey PLC ............................          212,000          417,807
Grand Metropolitan PLC .......................           28,800          275,419
Harvey Nichols PLC ...........................           22,800          105,705
Inchcape PLC .................................           82,100          381,295
Oriflame International S.A ...................           12,000           93,048
PizzaExpress PLC .............................           25,400          329,275
Polypipe PLC .................................           74,300          259,252
Provident Financial PLC ......................           27,300          298,118
Regent Inns PLC* .............................           22,200          106,152
Rio Tinto PLC ................................           13,800          220,807
Royal Bank of Scotland* ......................           25,900          288,897
Tomkins PLC ..................................           69,000          389,562
Vodafone Group PLC ...........................           53,400          286,823
Whitbread PLC* ...............................           23,000          298,720
                                                                      ----------
                                                                       4,277,082
UNITED STATES - 21.4%
Ace, Ltd. ....................................            2,000          188,000
Adaptec, Inc.* ...............................            4,700          219,431
AlliedSignal, Inc. ...........................            3,200          136,000
Allstate Corporation .........................            1,400          112,525
BJ Services Company* .........................            1,900          141,075
Boeing Company ...............................            2,400          130,650
Borders Group, Inc.* .........................            6,000          165,000
Bristol-Myers Squibb Company .................            2,000          165,500
CVS Corporation ..............................            2,800          159,250
Cardinal Health, Inc. ........................            2,000          142,000
Case Corporation .............................            2,400          159,900
Chase Manhattan Corporation ..................            1,400          165,200
Citicorp .....................................            1,200          160,725
Conseco, Inc. ................................            3,200          156,200
Costco Companies, Inc.* ......................            4,200          157,894

UNITED STATES (CONTINUED)
Cymer, Inc.* .................................            4,500       $  123,047
Dana Corporation .............................            3,300          162,938
Data General Corporation* ....................            5,300          141,113
Diamond Offshore Drilling, Inc. ..............            2,400          132,450
Disney (Walt) Productions ....................            1,800          145,125
Dover Corporation ............................            2,700          183,263
EMC Corporation* .............................            3,100          180,963
Equity Residential Properties Trust ..........            2,600          141,863
Federal National Mortgage
 Association .................................            3,500          164,500
Fort James Corporation .......................            4,300          196,994
Gap, Inc. ....................................            3,300          165,206
General Electric Company .....................            2,300          156,544
Georgia Pacific Corporation ..................            1,700          177,438
Global Industries, Ltd.* .....................            3,600          143,775
Ingersoll-Rand Company .......................            3,150          135,647
LSI Logic Corporation ........................            3,100           99,588
Lilly, (Eli) and Company .....................            1,300          156,894
Mobil Corporation ............................            1,800          133,200
NAC Re Corporation ...........................            3,000          154,125
NationsBank Corporation ......................            1,900          117,563
Nu Skin Asia, Inc.* ..........................            6,300          121,669
PepsiCo, Inc. (New) ..........................            3,900          146,250
Perkin Elmer Corporation .....................            1,500          109,594
Pfizer, Inc. .................................            2,100          126,131
Procter & Gamble Company .....................            2,000          138,125
Reynolds Metals Company ......................            2,200          155,788
Rite Aid Corporation .........................            3,400          188,488
Rofin-Sinar Technologies, Inc.* ..............           11,300          187,863
Safeway, Inc.* ...............................            2,400          130,500
Structural Dynamics
 Research Corporation* .......................            6,000          154,125
Texaco, Inc. .................................            2,800          172,025
Tyco International, Ltd. .....................            2,100          172,331
UNUM Corporation .............................            3,600          164,250
Union Planters Corporation ...................            2,600          145,275
United Healthcare Corporation ................            3,000          150,000
Valero Energy Corporation ....................            4,900          160,781
Warner-Lambert Company .......................            3,000          161,925
                                                                      ----------
                                                                       7,956,706
                                                                      ----------
Total common stocks - 94.2% ..................                        35,081,084
                                                                      ----------
Total investments - 95.0% ....................                        35,390,089
Cash and other assets,
  less liabilities - 5.0% ....................                         1,864,410
                                                                      ----------
Total net assets - 100.0% ....................                       $37,254,499
                                                                      ==========

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

INVESTMENT CONCENTRATION
At September 30, 1997, Global Series' investment concentration, by industry, was as follows:
Banking .........................................................           8.0%
Capital Equipment ...............................................          10.2%
Construction and Housing ........................................           1.9%
Consumer Durables ...............................................           5.7%
Consumer Nondurables ............................................           9.5%
Electrical and Electronics ......................................           3.7%
Energy Sources ..................................................           5.8%
Financial Services ..............................................           7.8%
Healthcare ......................................................           4.3%
Materials .......................................................          17.8%
Merchandising ...................................................           6.6%
Multi-Industry ..................................................           3.4%
Real Estate .....................................................           2.3%
Services ........................................................           3.3%
Telecommunications ..............................................           2.4%
Trade ...........................................................           1.6%
Transportation ..................................................           0.7%
Cash and other assets, less liabilities .........................           5.0%
                                                                      ----------
                                                                          100.0%
                                                                      ==========
                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES

                                                         NUMBER         MARKET
                                                        OF SHARES       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS

BROKERAGE - 0.7%
Merrill Lynch & Company, Inc.,
 8.00% - 2007 ................................       $   50,000       $   54,375

FINANCIAL SERVICES - 0.3%

MCN Investment Corporation,
 6.32% - 2003 ................................           25,000           24,781

INDUSTRIAL SERVICES - 9.7%
Rite Aid Corporation, 6.70% - 2001 ...........          125,000          125,938
Sun Company, 7.125% - 2004 ...................          300,000          306,375
Xerox Corporation, 8.125% - 2002 .............          300,000          320,250
                                                                      ----------
                                                                         752,563
INSURANCE - 2.0%
Hartford Life, Inc., 7.10% - 2007 ............          150,000          153,375

RENTAL AUTO/EQUIPMENT - 2.0%
Hertz Corporation, 7.00% - 2004 ..............          150,000          152,250
                                                                      ----------
 Total corporate bonds - 14.7% ...............                         1,137,344

                                                         NUMBER         MARKET
COMMON STOCKS                                           OF SHARES       VALUE
--------------------------------------------------------------------------------
AMERICAN GOLD - 9.9%
Barrick Gold Corporation .....................            6,000       $  148,500
Battle Mountain Gold Company .................           14,000          100,625
Echo Bay Mines, Ltd. .........................           16,000           91,000
Hecla Mining Company* ........................            4,000           24,250
Homestake Mining Company .....................            6,000           91,875
Newmont Mining Corporation ...................            3,000          134,813
Placer Dome, Inc. ............................            8,000          153,000
Stillwater Mining Company* ...................            1,000           21,312
                                                                      ----------
                                                                         765,375
BROADCAST MEDIA - 1.4%
A.H. Belo Corporation ........................              300           14,550
TCI Satellite Entertainment, Inc.* ...........              240            1,815
Tele-Communications, Inc.* ...................            2,400           49,200
U.S. West Media Group* .......................            2,000           44,625
                                                                      ----------
                                                                         110,190
ENTERTAINMENT - 1.6%
King World Productions, Inc. .................              600           25,950
Time Warner, Inc. ............................            1,000           54,187
Viacom, Inc.* ................................              600           18,863
The Walt Disney Company ......................              300           24,188
                                                                      ----------
                                                                         123,188
GAMING & LOTTERY - 2.4%
Circus Circus Enterprises, Inc.* .............            1,400           35,262
Harrah's Entertainment, Inc.* ................            2,100           47,119
International Game Technology, Inc. ..........            2,300           52,325
Mirage Resorts, Inc.* ........................            1,750           52,719
                                                                      ----------
                                                                         187,425
LEISURE TIME PRODUCTS - 0.9%
Brunswick Corporation ........................            1,200           42,300
Callaway Golf Company ........................              700           24,413
                                                                      ----------
                                                                          66,713
LONG TERM CARE - 2.1%
Beverly Enterprises* .........................            1,100           19,113
Genesis Health Ventures, Inc.* ...............            1,000           38,937
Healthsouth Corporation* .....................              750           20,016
Health Care and Retirements
 Corporation* ................................              500           18,594
Horizon/CMS Healthcare
 Corporation* ................................              950           21,256
Integrated Health Services, Inc. .............              700           23,406
Mariner Health Group, Inc.* ..................            1,450           22,837
                                                                      ----------
                                                                         164,159
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
MANAGED CARE - 1.6%
Express Scripts, Inc.* .......................              500       $   26,938
Healthcare Compare Corporation* ..............              500           31,938
Oxford Health Plans* .........................              350           26,206
Pacificare Health Systems, Inc.* .............              250           17,031
United Healthcare Corporation ................              400           20,000
                                                                      ----------
                                                                         122,113
NETWORKING - 2.5%
Bay Networks, Inc.* ..........................            1,500           57,938
Cabletron Systems, Inc.* .....................            1,500           48,000
Cisco Systems, Inc.* .........................              500           36,531
3Com Corporation* ............................            1,000           51,250
                                                                      ----------
                                                                         193,719
PERIPHERALS - 2.2%
EMC Corporation* .............................              500           29,188
Iomega Corporation* ..........................            1,000           26,125
Lexmark International Group, Inc.* ...........              800           26,400
Quantum Corporation* .........................              800           30,650
Read-Rite Corporation* .......................              700           17,150
Seagate Technology, Inc.* ....................              400           14,450
Storage Technology Corporation* ..............              600           28,687
                                                                      ----------
                                                                         172,650
RESTAURANTS - 2.6%
Applebees International, Inc. ................              600           15,000
Brinker International, Inc.* .................            1,700           30,281
CKE Restaurants, Inc. ........................            1,500           63,000
Cracker Barrel Old Country Store, Inc. .......              700           22,663
McDonalds Corporation ........................              400           19,050
Outback Steakhouse, Inc.* ....................            1,100           30,387
Wendy's International, Inc. ..................            1,000           21,250
                                                                      ----------
                                                                         201,631
STEEL - 1.8%
Allegheny Teledyne, Inc. .....................              500           14,312
Carpenter Technology Corporation .............              400           19,800
Cleveland-Cliffs, Inc. .......................            1,300           56,713
Quanex Corporation ...........................            1,000           35,063
Steel Technologies, Inc. .....................            1,000           12,437
                                                                      ----------
                                                                         138,325
TELECOMMUNICATIONS - 2.3%
Ameritech Corporation ........................              600       $   39,900
Bell Atlantic Corporation ....................              807           64,913
Bellsouth Corporation ........................              500           23,125
GTE Corporation ..............................              500           22,688
SBC Communication, Inc. ......................              292           17,921
Southern New England
 Telecommunications Corporation ..............              300           12,281
                                                                      ----------
                                                                         180,828
TRUCKING - 1.8%
Caliber System, Inc. .........................              700           37,975
Rollings Truck Leasing Corporation ...........            1,500           25,594
Ryder System, Inc. ...........................              650           23,359
USFreightways Corporation ....................              800           26,900
Werner Enterprises, Inc. .....................            1,100           26,675
                                                                      ----------
                                                                         140,503
TRUCKING PARTS & SUPPLIES - 2.4%
Cummins Engine Company, Inc. .................              600           46,837
Navistar International
 Corporation* ................................            3,000           82,875
PACCAR, Inc. .................................            1,000           56,000
                                                                      ----------
                                                                         185,712
                                                                      ----------
 Total common stocks - 35.5% .................                         2,752,531

U.S. GOVERNMENT AGENCIES

FEDERAL HOME LOAN MORTGAGES - 1.9%
 7.00% - 2020 ................................       $  100,000          100,268
 7.00% - 2021 ................................       $   50,000           49,770
                                                                      ----------
                                                                         150,038
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
 6.50% - 2018 ................................       $   50,000           49,227
 6.95% - 2020 ................................       $  130,000          129,284
 7.50% - 2020 ................................       $   40,000           40,657
                                                                      ----------
                                                                         219,168
                                                                      ----------
Total U.S. government & government
 agencies - 4.7% ...........................                             369,206

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
REAL ESTATE INVESTMENT TRUSTS                           OF SHARES       VALUE
--------------------------------------------------------------------------------
American Health Properties, Inc. .............              700       $   17,150
Avalon Properties, Inc. ......................              600           17,850
CBL & Associates Properties, Inc. ............              700           18,156
Duke Realty Investments, Inc. ................              900           20,531
Equity Residential Properties Trust ..........              400           21,825
Federal Realty Investment Trust ..............              650           16,372
General Growth Property, Inc. ................              550           20,350
Glimcher Realty Trust ........................              850           19,497
Health Care Property Investors, Inc. .........              500           19,375
Kimco Realty Corporation .....................              600           20,888
Merry Land & Investment Company ..............              800           17,650
New Plan Realty Trust ........................              800           18,900
Post Properties, Inc. ........................              450           17,888
Public Storage, Inc. .........................              600           17,775
Security Capital Pacific Trust ...............              800           18,800
Simon Debartolo Group, Inc ...................              600           19,800
Spieker Properties, Inc. .....................              500           20,281
United Realty Trust Dominion .................            1,200           18,000
Washington Real Estate Investment
 Trust .......................................            1,000           17,000
Weingarten Realty Investors ..................              400           15,975
                                                                      ----------
 Total real estate investment
   trusts - 4.8% .............................                           374,063

FOREIGN STOCKS

BELGIUM - 5.7%
Cementbedrijven Cimenteries ..................              800           70,025
Compagnie Benelux Pariabas SA
 (COBEPA) ....................................              200            8,671
Delhaize - Le Lion ...........................              800           39,513
Electrabel ...................................              150           31,445
Fortis AG ....................................              300           60,092
Gevaert NV ...................................              400           17,342
Petrofina SA .................................              150           58,754
Royale Belgium ...............................              250           65,100
Solvay SA ....................................            1,500           90,550
                                                                      ----------
                                                                         441,492
DENMARK - 3.5%
A/S Dampskibsselskabet Svendborg .............                1           72,121
A/S Forsikringsselskabet Codan ...............               45            6,190
Akeiselskabet Potagua ........................              140            4,476
Bang & Olufsen Holding A/S ...................               82            4,877
BG Bank A/S ..................................              133            7,614
Carlsberg A/S ................................              197           10,780
Cheminova Holding A/S ........................              214            5,692

DENMARK (CONTINUED)
D/S Norden A/S ...............................               35       $    4,996
Danisco A/S ..................................              244           13,897
Danske Traelast ..............................               54            4,858
Den Danske Bank ..............................              245           26,705
Finansierings Instituttet for Industri
 og Handvaerk A/S ............................              189            4,918
Finansieringsselskabet Gefion A/S ............              240            5,175
FLS Industries A/S ...........................              212            6,305
ISS International Service System A/S .........              148            4,864
J. Lauritzen Holdings A/S* ...................               89            9,132
Jyske Bank A/S ...............................               61            5,724
Korn-OG Foderstof Kompagniet A/S .............              153            4,778
Novo Nordisk A/S .............................              263           29,410
Radiometer A/S ...............................               94            4,389
Sophus Berendsen A/S .........................               88           14,105
Sydbank A/S ..................................              108            4,995
Tele Danmark A/S .............................               94            4,948
Topdanmark A/S* ..............................               30            4,417
Tryg-Baltica Forsikring A/S ..................              128            7,309
                                                                      ----------
                                                                         272,675
GERMANY - 7.2%
Allianz AG Holding ...........................              360           87,096
BASF AG ......................................            1,081           39,110
Bayer AG .....................................              735           29,255
Continental AG ...............................              202            5,192
Daimler-Benz AG ..............................              850           70,240
Degussa AG ...................................              140            7,681
Deutsche Bank AG .............................              692           48,584
Dresdner Bank AG .............................            1,211           55,607
Friedrich Grohe AG-Vorzugsak .................                7            1,994
Heidelberger Zement AG .......................               87            6,997
Hochtief AG ..................................              180            8,286
Linde AG .....................................               14            9,829
Merck KGAA ...................................              187            7,200
Muenchener Rueckversicherungs-
 Gesellschaft AG .............................               70           23,614
Preussag AG ..................................               72           20,179
SAP AG .......................................              122           31,360
Siemens AG ...................................            1,038           70,025
Veba AG ......................................              634           36,991
                                                                      ----------
                                                                         559,240
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
FOREIGN STOCKS (continued)                              OF SHARES       VALUE
--------------------------------------------------------------------------------
ITALY - 4.9%
Assicurazioni Gererali .......................            2,475       $   55,935
Banco Commerciale Italiane ...................           11,000           31,617
Edison SPA ...................................            4,000           21,534
Fiat SPA .....................................            7,700           27,487
Ina - Instituto Naz Assicuraz ................           16,638           26,563
Instituto Mobiliare Italiano .................            3,208           34,429
Mediobanca ...................................            3,500           27,381
Montedison SPA ...............................           29,600           21,613
Telecom Italia Mobile SPA ....................           18,821           74,710
Telecom Italia - SPA .........................            8,333           55,532
                                                                      ----------
                                                                         376,801
JAPAN - 11.8%
All Nippon Airways Company, Ltd. .............            2,000           11,182
Asahi Glass Company, Ltd. ....................            2,000           15,539
Chubu Electric Power Company, Inc. ...........              400            6,792
Fuji Bank, Ltd. ..............................            1,000           11,016
Fujitsu, Ltd. ................................            2,000           25,014
Hitachi, Ltd. (Hit. Seisakusho) ..............            3,000           26,091
Industrial Bank of Japan .....................            2,000           24,849
Kansai Electric Power Company ................            1,400           24,932
Kawasaki Heavy Industries ....................            4,000           13,816
Kawasaki Steel Corporation ...................            5,000            9,567
Kinki Nippon Railway .........................            2,000           11,414
Kirin Brewery Company, Ltd. ..................            1,000            8,233
Kyocera Corporation ..........................              100            6,535
Marubeni Corporation .........................            3,000            9,940
Marui Company, Ltd. ..........................            1,000           16,483
Matsushita Electric Industrial
 Company, Ltd. ...............................            2,000           36,114
Mitsubishi Corporation .......................            4,000           38,764
Mitsubishi Estate Company Limited ............            1,000           14,578
Mitsubishi Heavy Industrial, Ltd. ............            4,000           21,900
Mitsubishi Motors Corporation ................            2,000           10,271
Mitsubishi Trust & Bank ......................            1,000           15,572
Mitsui Fudosan Company, Ltd. .................            1,000           12,176
NEC Corporation ..............................            2,000           24,352
Nippon Steel Corporation .....................            6,000           13,220
Nissan Motor Company, Ltd. ...................            2,000           11,927
Normura Securities Company, Ltd. .............            2,000           26,008
NSK Limited ..................................            4,000           17,096
Sekisui House, Ltd. ..........................            4,000           38,102
Sharp Corporation ............................            2,000           18,222
Shin-Etsu Chemical Company ...................            1,000           27,499
Sony Corporation .............................              100            9,443
Sumitomo Bank ................................            4,000           60,300
Sumitomo Chemical Company ....................            6,000           22,016
The Bank of Tokyo-Mitsubishi .................            3,000           57,152
Tokio Marine & Fire Insurance
 Company .....................................            2,000           24,021
Tokyo Electric Power .........................            2,700           51,884
Tokyu Corporation ............................            4,000           19,216
Toshiba Corporation ..........................            3,000           15,207
Toyoda Automatic Loom Works ..................            1,000           19,879
Toyota Motor Corporation .....................            3,000           91,941
                                                                      ----------
                                                                         918,263
                                                                      ----------
 Total foreign stocks - 33.1% ................                         2,568,471

TEMPORARY CASH INVESTMENTS

MONEY MARKET FUNDS - 3.2%
 Chase Master Note Program ...................          251,000          251,000

FEDERAL MORTGAGE CORPORATION - 3.9%
 5.20% - 10-21-97 ............................       $  300,000          299,133
                                                                      ----------
 Total temporary cash investments - 7.1% .....                           550,133
                                                                      ----------
 Total investments - 99.9% ...................                         7,751,748
 Cash and other assets,
   less liabilities - 0.1% ...................                             5,632
                                                                      ----------
 Total net assets - 100% .....................                        $7,757,380
                                                                      ==========
                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
COMMON STOCKS
AUTO PARTS & EQUIPMENT - 1.4%
Snap-On, Inc. ................................            2,900       $  133,581
BANKS - MAJOR REGIONAL - 5.5%
Banc One Corporation .........................            2,400          133,950
Bank of New York Company, Inc. ...............            2,900          139,200
Northern Trust Corporation ...................            2,600          153,725
Wells Fargo & Company ........................              400          110,000
                                                                      ----------
                                                                         536,875
BEVERAGES - SOFT DRINK - 4.1%
Coca-Cola Company ............................            4,200          255,938
PepsiCo, Inc. ................................            3,600          146,025
                                                                      ----------
                                                                         401,963
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
CHEMICALS - BASIC - 1.1%
Praxair, Inc. ................................            2,200       $  112,612

CHEMICALS - SPECIALTY - 0.8%
Sigma-Aldrich Corporation ....................            2,500           82,344

COMMUNICATION EQUIPMENT - 0.9%
Tellabs, Inc.* ...............................            1,700           87,550

COMPUTER HARDWARE - 4.0%
Compaq Computer Corporation* .................            2,000          149,500
Hewlett-Packard Company ......................            2,000          139,125
Sun Microsystems, Inc.* ......................            2,300          107,669
                                                                      ----------
                                                                         396,294
COMPUTER NETWORKING - 2.3%
3Com Corporation* ............................            2,000          102,500
Cisco Systems, Inc.* .........................            1,700          124,206
                                                                      ----------
                                                                         226,706
COMPUTER PERIPHERALS - 0.4%
Seagate Technology, Inc.* ....................            1,100           39,738

COMPUTER SOFTWARE/SERVICES - 5.7%
BMC Software, Inc.* ..........................            1,900          123,025
Electronics for Imaging, Inc.* ...............            1,300           66,300
Microsoft Corporation* .......................            2,100          277,856
PeopleSoft, Inc.* ............................            1,600           95,600
                                                                      ----------
                                                                         562,781
DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc .........................            1,350           95,850

ELECTRICAL EQUIPMENT - 2.8%
Sanmina Corporation* .........................            1,500          129,844
Solectron Corporation* .......................            3,200          142,400
                                                                      ----------
                                                                         272,244
ELECTRONICS - INSTRUMENTATION - 0.7%
Perkin-Elmer Corporation .....................            1,000           73,063

ELECTRONICS - SEMICONDUCTORS - 6.5%
Analog Devices, Inc.* ........................            3,200          107,200
Atmel Corporation* ...........................            2,600           94,737
Intel Corporation ............................            3,600          332,325
Xilinx, Inc.* ................................            2,100          106,313
                                                                      ----------
                                                                         640,575
FINANCIAL - DIVERSE - 5.0%
Federal Home Loan Mortgage
 Corporation .................................            3,500          123,375
Federal National Mortgage Association ........            2,600          122,200
Finova Group, Inc. ...........................            1,400          132,475
SunAmerica, Inc. .............................            3,000          117,563
                                                                      ----------
                                                                         495,613
FOODS - 1.0%
Interstate Bakeries Corporation ..............            1,500       $  102,844

HEALTH CARE - DIVERSE - 1.6%
Johnson & Johnson ............................            2,800          161,350

HEALTH CARE - MANAGED CARE - 1.2%
Oxford Health Plans, Inc.* ...................            1,600          119,800

HEALTH CARE - SPECIALIZED SERVICES - 1.0%
Quintiles Transnational Corporation* .........            1,200          101,100

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.5%
Leggett & Platt, Inc. ........................            3,400          151,512

HOUSEHOLD PRODUCTS - 5.5%
Clorox Company ...............................            1,800          133,425
Colgate-Palmolive Company ....................            1,800          125,438
Kimberly-Clark Corporation ...................            1,500           73,406
Procter & Gamble Company .....................            3,000          207,187
                                                                      ----------
                                                                         539,456
INSURANCE - MULTI-LINE - 1.9%
American International Group, Inc. ...........            1,800          185,737

INSURANCE - PROPERTY - 1.4%
Chubb Corporation ............................            2,000          142,125

LEISURE TIME PRODUCTS - 0.9%
Mattel, Inc. .................................            2,700           89,437

MACHINERY - DIVERSE - 1.2%
Deere & Company ..............................            2,200          118,250

MANUFACTURING - DIVERSIFIED - 1.2%
Illinois Tool Works, Inc. ....................            2,400          120,000

MANUFACTURING - SPECIALIZED - 2.1%
Sealed Air Corporation* ......................            1,900          104,381
United States Filter Corporation* ............            2,400          103,350
                                                                      ----------
                                                                         207,731
MEDICAL PRODUCTS & SUPPLIES - 1.7%
Guidant Corporation ..........................            2,900          162,400

NATURAL GAS - 0.8%
Sonat, Inc. ..................................            1,600           81,400

OFFICE EQUIPMENT & SUPPLIES - 1.2%
Corporate Express, Inc.* .....................            5,500          116,187

OIL & GAS - EXPLORATION/PRODUCTION - 2.2%
Anadarko Petroleum Corporation ...............            1,400          100,538
Apache Corporation ...........................            2,600          111,475
                                                                      ----------
                                                                         212,013

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 5.0%
Dura Pharmaceuticals, Inc.* ..................            2,000       $   87,250
Merck & Company, Inc. ........................            2,500          249,844
Schering-Plough Corporation ..................            3,000          154,500
                                                                      ----------
                                                                         491,594
RESTAURANTS - 1.8%
Papa John's International, Inc.* .............            2,350           80,341
Starbucks Corporation* .......................            2,400          100,350
                                                                      ----------
                                                                         180,691
RETAIL - APPAREL - 1.1%
TJX Companies, Inc. ..........................            3,400          103,912

RETAIL - DEPARTMENT STORES - 2.4%
Kohl's Corporation* ..........................            1,500          106,500
Proffitt's, Inc.* ............................            2,200          130,350
                                                                      ----------
                                                                         236,850
RETAIL - DRUG STORES - 1.3%
Walgreen Company .............................            4,800          123,000

RETAIL - GENERAL MERCHANDISE - 1.5%
Dayton Hudson Corporation ....................            2,400          143,850

RETAIL - SPECIALTY - 2.9%
Staples, Inc.* ...............................            4,900          135,363
Tiffany & Company ............................            1,700           72,250
Woolworth Corporation ........................            3,500           77,437
                                                                      ----------
                                                                         285,050
SAVINGS & LOAN - 1.5%
Ahmanson (H.F.) & Company ....................            2,600          147,713

SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. ..........................            2,000          145,500

SERVICES - COMMERCIAL & CONSUMER - 2.9%
Apollo Group, Inc.* ..........................            3,000          127,125
Service Corporation International ............            1,900           61,156
Sylvan Learning Systems, Inc.* ...............            2,250           98,719
                                                                      ----------
                                                                         287,000
SERVICES - DATA PROCESSINGS - 1.9%
Automatic Data Processing, Inc. ..............            1,600           80,000
Paychex, Inc. ................................            3,150          109,856
                                                                      ----------
                                                                         189,856
TEXTILES - APPAREL - 1.2%
Jones Apparel Group, Inc.* ...................            2,200          118,800
                                                                      ----------
 Total common stocks - 93.6% .................                         9,222,947
 Cash and other assets,
   less liabilities - 6.4% ...................                           626,997
                                                                      ----------
 Total net assets - 100.0% ...................                        $9,849,944
                                                                      ==========
                        SECURITY EQUITY FUND-VALUE SERIES
COMMON STOCKS

AIR FREIGHT - 2.0%
Old Dominion Freight Line, Inc.* .............            8,500       $  163,625

BANKS - MAJOR REGIONAL - 2.7%
Bank of New York Company, Inc. ...............              900           43,200
Northern Trust Corporation ...................            1,600           94,600
Wells Fargo & Company ........................              300           82,500
                                                                      ----------
                                                                         220,300
BEVERAGES - ALCOHOLIC - 1.1%
Canandaigu Brands, Inc. (Cl. A)* .............            1,900           89,538

CHEMICALS - SPECIALTY - 7.0%
Dexter Corporation ...........................            2,400           96,150
M.A. Hanna Company ...........................            9,000          239,062
Material Sciences Corporation* ...............            9,000          128,250
Minerals Technologies, Inc. ..................            2,500          111,406
                                                                      ----------
                                                                         574,868
COMMUNICATION EQUIPMENT - 3.8%
ANTEC Corporation* ...........................           10,800          126,900
Harris Corporation ...........................            4,000          183,000
                                                                      ----------
                                                                         309,900
COMPUTER HARDWARE - 1.2%
Compaq Computer Corporation* .................            1,312           98,072

COMPUTER PERIPHERALS - 0.9%
Seagate Technology, Inc.* ....................            2,000           72,250

COMPUTER SOFTWARE/SERVICES - 4.6%
Computer Sciences Corporation* ...............            4,000          283,000
DST Systems, Inc.* ...........................            2,700           99,900
                                                                      ----------
                                                                         382,900
CONTAINERS & PACKAGING - 1.7%
Sealright Company, Inc.* .....................           10,600          139,125

ELECTRIC COMPANIES - 6.6%
Aquarion Company .............................            2,500           69,375
CIPSCO, Inc. .................................            3,700          141,062
Scana Corporation ............................            8,000          200,500
Wisconsin Energy Corporation .................            5,000          130,000
                                                                      ----------
                                                                         540,937
ELECTRONICS - SEMICONDUCTORS - 0.7%
Atmel Corporation* ...........................            1,600           58,300

ELECTRONICS - INSTRUMENTATION - 1.7%
E G & G, Inc. ................................            1,400           28,963
Perkin-Elmer Corporation .....................            1,500          109,594
                                                                      ----------
                                                                         138,557
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                  SECURITY EQUITY FUND-VALUE SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
FINANCIAL - DIVERSE - 2.0%
American Express Company .....................              600       $   49,125
Capital One Financial Corporation ............            2,600          118,950
                                                                      ----------
                                                                         168,075
FOODS - 4.1%
Chiquita Brands International, Inc. ..........           16,000          258,000
Hormel Foods Corporation .....................            2,400           76,950
                                                                      ----------
                                                                         334,950
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
Leggett & Platt, Inc. ........................            1,400           62,388

HOUSEHOLD PRODUCTS - 2.7%
Dial Corporation .............................            4,500           78,469
Kimberly-Clark Corporation ...................            3,000          146,812
                                                                      ----------
                                                                         225,281
INSURANCE - LIFE/HEALTH - 2.6%
AFLAC, Inc. ..................................            4,000          217,000

INSURANCE - PROPERTY - 2.4%
Leucadia National Corporation ................            3,000          103,125
W.R. Berkley Corporation .....................            2,100           90,431
                                                                      ----------
                                                                         193,556
IRON & STEEL - 1.7%
Cleveland-Cliffs, Inc. .......................            3,300          143,963

LEISURE TIME PRODUCTS - 2.5%
Hasbro, Inc. .................................            5,000          140,625
Mattel, Inc. .................................            2,000           66,250
                                                                      ----------
                                                                         206,875
MANUFACTURING - DIVERSIFIED - 2.4%
Textron, Inc. ................................              400           26,000
U.S. Industries, Inc. ........................            6,000          174,000
                                                                      ----------
                                                                         200,000
MEDICAL PRODUCTS & SUPPLIES - 2.9%
ATL Ultrasound, Inc.* ........................            1,000           46,750
Sunrise Medical, Inc.* .......................           12,000          187,500
                                                                      ----------
                                                                         234,250
METALS & MINING - 0.4%
Cyprus Amax Minerals Company .................            1,500           36,000

NATURAL GAS - 7.5%
Coastal Corporation ..........................              700           42,875
Eastern Enterprises ..........................            4,500          167,906
Equitable Resources, Inc. ....................            8,000          252,000
People's Energy Corporation ..................            4,000          150,750
                                                                      ----------
                                                                         613,531
OFFICE EQUIPMENT & SUPPLIES - 3.1%
Corporate Express, Inc.* .....................           12,000       $  253,500

OIL & GAS - EXPLORATION & PRODUCTION - 7.3%
Apache Corporation ...........................            2,000           85,750
Forcenergy, Inc.* ............................            4,800          186,300
Louisiana Land & Exploration
 Company .....................................              900           70,481
Noble Affiliates, Inc. .......................            1,600           71,600
YPF Sociedad Anomima ADR .....................            5,000          184,375
                                                                      ----------
                                                                         598,506
PHARMACEUTICALS - 6.1%
Mylan Laboratories, Inc. .....................           12,200          273,737
R.P. Scherer Corporation* ....................            2,000          123,875
Teva Pharmaceutical Industries,
 Ltd. ADR ....................................            1,900          105,925
                                                                      ----------
                                                                         503,537
PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ..................              600           40,613

PUBLISHING - NEWSPAPER - 3.4%
E.W. Scripps Company .........................            4,200          184,537
Tribune Company* .............................            1,800           95,963
                                                                      ----------
                                                                         280,500
REAL ESTATE INVESTMENT TRUSTS - 0.1%
CCA Prison Realty Trust ......................              200            7,550

RESTAURANTS - 2.5%
The Cheesecake Factory* ......................            7,500          206,719

RETAIL - SPECIALTY - 2.2%
AutoZone, Inc.* ..............................            3,000           90,000
Payless ShoeSource, Inc.* ....................              800           47,750
Toys "R" Us, Inc.* ...........................            1,100           39,050
                                                                      ----------
                                                                         176,800
SERVICES - ADVERTISING / MARKETING - 0.7%
Acxiom Corporation* ..........................            3,300           57,544

SERVICES - COMMERCIAL & CONSUMER - 3.8%
Angelica Corporation .........................           15,500          308,062

SERVICES - DATA PROCESSING - 2.1%
First Data Corporation .......................            4,500          169,031

TRUCKS & PARTS - 1.5%
Titan International, Inc. ....................            6,000          120,000
                                                                      ----------
 Total common stocks - 99.3% .................                         8,146,603
 Cash and other assets,
   less liabilities - 0.7% ...................                            55,988
                                                                      ----------
 Total net assets - 100.0% ...................                        $8,202,591
                                                                      ==========
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                               SECURITY ULTRA FUND
                                                         NUMBER         MARKET
COMMON STOCKS                                           OF SHARES       VALUE
--------------------------------------------------------------------------------
AUTO PARTS &EQUIPMENT - 1.0%
Snap-On, Inc. ................................           20,250       $  932,766

BANKS - MAJOR REGIONAL - 4.1%
Northern Trust Corporation ...................           26,000        1,537,250
State Street Corporation .....................           36,000        2,193,750
                                                                      ----------
                                                                       3,731,000
BEVERAGES - SOFT DRINK - 2.6%
Coca-Cola Enterprises, Inc. ..................           85,800        2,311,238

BIOTECHNOLOGY - 2.7%
BioChem Pharma, Inc.* ........................           37,000        1,165,500
Biogen, Inc.* ................................           17,200          557,925
Centocor, Inc.* ..............................           16,000          761,000
                                                                      ----------
                                                                       2,484,425
CHEMICALS - BASIC - 1.2%
Praxair, Inc. ................................           21,000        1,074,938

CHEMICALS - SPECIALTY - 0.8%
Sigma-Aldrich Corporation ....................           22,000          724,625

COMMUNICATION EQUIPMENT - 2.5%
ADC Telecommunications, Inc.* ................           28,000          910,000
CIENA Corporation* ...........................            9,000          445,781
Tellabs, Inc.* ...............................           17,000          875,500
                                                                      ----------
                                                                       2,231,281
COMPUTER HARDWARE - 2.9%
Dell Computer Corporation* ...................           19,000        1,840,625
ENCAD, Inc.* .................................           24,500          753,375
                                                                      ----------
                                                                       2,594,000
COMPUTER SOFTWARE/SERVICES - 9.6%
America OnLine, Inc.* ........................           20,500        1,546,469
BMC Software, Inc.* ..........................           25,000        1,618,750
Cambridge Technology Partners,
 Inc.* .......................................           26,000          931,125
Compuware Corporation* .......................           17,800        1,076,900
Electronics for Imaging, Inc.* ...............           18,000          918,000
McAfee Associates, Inc.* .....................           12,000          636,000
PeopleSoft, Inc.* ............................           23,000        1,374,250
Viasoft, Inc.* ...............................           12,000          594,000
                                                                      ----------
                                                                       8,695,494
DISTRIBUTION - FOOD & HEALTH - 1.4%
Cardinal Health, Inc. ........................           17,500        1,242,500

ELECTRIC COMPANIES - 1.4%
AES Corporation* .............................           29,000        1,268,750

ELECTRICAL EQUIPMENT - 2.9%
Sanmina Corporation* .........................           13,500       $1,168,594
SCI Systems, Inc.* ...........................           30,000        1,486,875
                                                                      ----------
                                                                       2,655,469
ELECTRONICS - INSTRUMENTATION - 0.6%
Perkin-Elmer Corporation .....................            7,300          533,356

ELECTRONICS - SEMICONDUCTORS - 6.6%
Altera Corporation* ..........................           19,000          973,750

ANADIGICS, Inc.* .............................           18,000          887,625
Analog Devices, Inc.* ........................           34,666        1,161,311
Atmel Corporation* ...........................           24,500          892,719
Linear Technology Corporation ................           16,000        1,100,000
Xilinx, Inc.* ................................           18,000          911,250
                                                                      ----------
                                                                       5,926,655
FINANCIAL - DIVERSE - 2.1%
SunAmerica, Inc. .............................           48,000        1,881,000
FOODS - 1.2%
Dole Food Company, Inc. ......................           12,800          578,400
Interstate Bakeries Corporation ..............            8,000          548,500
                                                                      ----------
                                                                       1,126,900
HEALTH CARE - MANAGED CARE - 1.4%
Oxford Health Plans, Inc.* ...................           17,100        1,280,362

HEALTH CARE - SPECIALIZED SERVICES - 1.9%
Parexel International Corporation* ...........           19,500          770,250
Quintiles Transnational Corporation* .........           11,100          935,175
                                                                      ----------
                                                                       1,705,425
HOUSEHOLD FURNISHINGS & APPLIANCES - 1.0%
Leggett & Platt, Inc. ........................           19,900          886,794

HOUSEHOLD PRODUCTS - 0.4%
Dial Corporation .............................           22,000          383,625

INSURANCE - LIFE/HEALTH - 1.8%
AFLAC, Inc. ..................................           29,300        1,589,525

INSURANCE - PROPERTY - 1.5%
Progressive Corporation ......................           13,000        1,392,625

INVESTMENT BANK/BROKERAGE - 6.2%
Franklin Resources, Inc. .....................           28,000        2,607,500
Charles Schwab Corporation ...................           58,500        2,091,375
T. Rowe Price Associates, Inc. ...............           13,700          921,325
                                                                      ----------
                                                                       5,620,200
LEISURE TIME PRODUCTS - 0.6%
Callaway Golf Company ........................           15,800          551,025

LODGING - HOTELS - 0.5%
Promus Hotel Corporation* ....................           11,000          492,937

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                         SECURITY ULTRA FUND (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 1.2%
Illinois Tool Works, Inc. ....................           21,000       $1,050,000

MANUFACTURING - SPECIALIZED - 1.8%
Sealed Air Corporation* ......................           17,000          933,938
United States Filter Corporation* ............           16,500          710,531
                                                                      ----------
                                                                       1,644,469
MEDICAL PRODUCTS & SUPPLIES - 2.7%
ATL Ultrasound, Inc.* ........................           20,500          958,375
Guidant Corporation ..........................           26,500        1,484,000
                                                                      ----------
                                                                       2,442,375
NATURAL GAS - 0.9%
Sonat, Inc. ..................................           16,500          839,437

OFFICE EQUIPMENT & SUPPLIES - 1.1%
Corporate Express, Inc.* .....................           47,000          992,875
OIL & GAS - DRILLING & EQUIPMENT - 6.1%
BJ Services Company* .........................            9,000          668,250

ENSCO International, Inc. ....................           35,000        1,380,313
Global Marine, Inc.* .........................           42,000        1,396,500
Smith International, Inc.* ...................           10,000          776,875
Tidewater, Inc. ..............................           15,000          888,750
Varco International, Inc.* ...................            8,000          388,000
                                                                      ----------
                                                                       5,498,688
OIL & GAS - EXPLORATION & PRODUCTION - 1.0%
Anadarko Petroleum Corporation ...............           12,400          890,475

PHARMACEUTICALS - 2.5%
Dura Pharmaceuticals, Inc.* ..................           36,000        1,570,500
Jones Medical Industries, Inc. ...............           15,500          488,250
Miravant Medical Technologies* ...............            4,000          220,000
                                                                      ----------
                                                                       2,278,750
RESTAURANTS - 1.6%
Papa John's International, Inc.* .............           22,125          756,398
Starbucks Corporation* .......................           16,500          689,906
                                                                      ----------
                                                                       1,446,304
RETAIL - DEPARTMENT STORES - 3.8%
Dollar General Corporation ...................           31,250        1,064,453
Kohl's Corporation* ..........................           20,000        1,420,000
Proffitt's, Inc.* ............................           16,000          948,000
                                                                      ----------
                                                                       3,432,453
RETAIL - GENERAL MERCHANDISE - 0.9%
Consolidated Stores Corporation* .............           20,000          837,500

RETAIL - SPECIALTY - 3.1%
Bed Bath & Beyond, Inc.* .....................           16,000       $  562,000
Payless ShoeSource, Inc.* ....................           11,000          656,563
Staples, Inc.* ...............................           46,375        1,281,109
Tiffany & Company ............................            8,000          340,000
                                                                      ----------
                                                                       2,839,672
SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. ..........................           19,000        1,382,250

SERVICES - COMMERCIAL & CONSUMER - 3.5%
Apollo Group, Inc.* ..........................           22,400          949,200
Manpower, Inc. ...............................           17,000          671,500
Robert Half International, Inc.* .............           18,750          775,781
Stewart Enterprises, Inc. ....................           17,500          765,625
                                                                      ----------
                                                                       3,162,106
SERVICES - COMPUTER SYSTEMS - 0.5%
Sungard Data Systems, Inc.* ..................           17,000          412,250

SERVICES - DATA PROCESSING - 1.4%
Fiserv, Inc.* ................................            9,500          416,812
Paychex, Inc. ................................           23,400          816,075
                                                                      ----------
                                                                       1,232,887
TEXTILES - APPAREL - 0.8%
Jones Apparel Group, Inc.* ...................           13,000          702,000

WASTE MANAGEMENT - 1.4%
USA Waste Services, Inc.* ....................           31,075        1,239,116
                                                                      ----------
 Total common stocks - 94.7% .................                        85,640,522
 Cash and other assets,
   less liabilities - 5.3% ...................                         4,826,749
                                                                      ----------
 Total net assets - 100.0% ...................                       $90,467,271
                                                                      ==========

The identified cost of investments owned at September 30, 1997, was the same for federal income tax and financial statement purposes, except for Growth & Income Fund, Global Series Asset Allocation Series and Ultra Fund for which the identified cost of investments for federal income tax purposes was $79,181,851, $30,885,836, $7,025,531 and $55,393,579, respectively.

* Securities on which no cash dividend was paid during the preceding twelve months. ADR (American Depositary Receipt)

1 Trust preferred securities - securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                             See accompanying notes

                                 BALANCE SHEETS
                               SEPTEMBER 30, 1997

                                                                                                    Security Equity Fund
                                                                                       ---------------------------------------------
                                                                      Security                                               Asset
                                                                     Growth and           Equity            Global        Allocation
                                                                     Income Fund          Series            Series          Series
                                                                    ------------       ------------      -----------      ----------
ASSETS
Investments, at value (identified cost $79,178,585,
  $494,763,814, $30,841,704 and $7,005,829,
  respectively) ..............................................      $ 97,851,099       $794,202,524      $35,390,089      $7,751,748
Cash .........................................................        (1,219,246)        41,330,829        3,481,020             467
Receivables:
  Fund shares sold ...........................................           127,671          4,025,627           73,342              29
  Securities sold ............................................         1,273,410          9,013,937          144,822            --
  Forward foreign exchange contracts .........................              --                 --             37,290            --
  Interest ...................................................           166,860            169,484           16,050          25,356
  Dividends ..................................................           118,648            914,046           66,175           5,786
  Foreign taxes recoverable ..................................              --                 --             31,278           2,333
  Prepaid expenses ...........................................              --                 --               --            10,211
                                                                    ------------       ------------      -----------      ----------
  Total assets ...............................................      $ 98,318,442       $849,656,447      $39,240,066      $7,795,930
                                                                    ============       ============      ===========      ==========

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased .......................................      $       --         $  1,666,534      $ 1,717,101      $     --
  Fund shares redeemed .......................................           222,762            315,308          196,921          20,177
Other Liabilities:
  Management fees ............................................           101,742            744,097           60,999           2,617
  Custodian fees .............................................              --                 --               --             1,001
  Transfer and administration fees ...........................              --                 --               --             6,018
  Professional fees ..........................................              --                 --               --             5,063
  12b-1 distribution plan fees ...............................             5,510             74,269           10,546           3,244
  Other payables .............................................              --                 --               --               430
                                                                    ------------       ------------      -----------      ----------
    Total liabilities ........................................           330,014          2,800,208        1,985,567          38,550
Net Assets:
Paid in capital ..............................................        58,128,021        482,735,990       29,641,700       6,490,140
Undistributed net investment income ..........................            96,355          2,266,283          105,784          67,914
Accumulated undistributed net realized gain
  on sale of investments, and foreign
  currency transactions ......................................        21,091,538         62,415,256        2,920,172         453,490
Net unrealized appreciation
  in value of investments, futures and
  translation  of assets and liabilities
  in foreign currency ........................................        18,672,514        299,438,710        4,586,843         745,836
                                                                    ------------       ------------      -----------      ----------
    Net assets ...............................................        97,988,428        846,856,239       37,254,499       7,757,380
                                                                    ------------       ------------      -----------      ----------
      Total liabilities and net assets .......................      $ 98,318,442       $849,656,447      $39,240,066      $7,795,930
                                                                    ============       ============      ===========      ==========
CLASS "A" SHARES
Capital shares outstanding ...................................         8,190,671         83,310,733        1,784,153         310,479
Net assets ...................................................      $ 91,251,769       $757,520,288      $24,193,467      $3,906,431
Net asset value per share (net assets
  divided by  shares  outstanding) ...........................      $      11.14       $       9.09      $     13.56      $    12.58
Add: Selling commission (5.75% of
  the  offering price) .......................................      $       0.68       $       0.55      $      0.83      $     0.77
                                                                    ------------       ------------      -----------      ----------
Offering price per share (net asset value
  divided by 94.25%) .........................................      $      11.82       $       9.64      $     14.39      $    13.35
                                                                    ============       ============      ===========      ==========
CLASS "B" SHARES
Capital shares outstanding ...................................           613,052         10,125,359          987,744         309,214
Net assets ...................................................      $  6,736,659       $ 89,335,951      $13,061,032      $3,850,949
Net asset value per share (net assets
  divided by  shares outstanding) ............................      $      10.99       $       8.82      $     13.22      $    12.45
                                                                    ============       ============      ===========      ==========
                             SEE ACCOMPANYING NOTES

                                       32

                                 BALANCE SHEETS
                               SEPTEMBER 30, 1997

                                                                          Security Equity Fund
                                                                    --------------------------------
                                                                       Social                                  Security
                                                                     Awareness              Value               Ultra
                                                                       Series               Series               Fund
                                                                    ------------          ----------         -----------
ASSETS
Investments, at value (identified cost $7,582,342,
  $7,289,634 and $55,329,839, respectively) .....................   $  9,222,947          $8,146,603         $85,640,522
Cash ............................................................        613,875               9,995           5,170,008
Receivables:
  Fund shares sold ..............................................          3,653              72,133               5,300
  Securities sold ...............................................        303,738              65,498             740,265
  Interest ......................................................          2,816               1,636              21,636
  Dividends .....................................................          5,884              11,359              26,742
Prepaid expenses ................................................          7,424              14,486                --
                                                                    ------------          ----------         -----------
    Total assets ................................................   $ 10,160,337          $8,321,710         $91,604,473
                                                                    ============          ==========         ===========
LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased ..........................................   $    301,375          $  107,423         $   159,000
  Fund shares redeemed ..........................................            977               6,360             517,390
Other Liabilities:
  Management fees ...............................................           --                  --                95,032
  Custodian fees ................................................           --                   375                --
  Transfer and administration fees ..............................          1,388                 972                --
  Professional fees .............................................          3,500                 991                --
  12b-1 distribution plan fees ..................................          3,128               2,956               4,910
  Other payables ................................................             25                  42             360,870
                                                                    ------------          ----------         -----------
    Total liabilities ...........................................        310,393             119,119           1,137,202
Net Assets:
Paid in capital .................................................      8,408,655           7,227,345          58,126,275
Undistributed net investment income .............................          5,542              11,189                --
Accumulated undistributed net realized gain (loss)
  on sale of investments and futures ............................       (204,858)            107,088           2,030,313
Net unrealized appreciation
  in value of investments and futures ...........................      1,640,605             856,969          30,310,683
                                                                    ------------          ----------         -----------
    Net assets ..................................................      9,849,944           8,202,591          90,467,271
                                                                    ------------          ----------         -----------
      Total liabilities and net assets ..........................   $ 10,160,337          $8,321,710         $91,604,473
                                                                    ============          ==========         ===========
CLASS "A" SHARES
Capital shares outstanding ......................................        345,128             357,524           9,149,312
Net assets ......................................................   $  6,209,250          $4,630,730         $84,503,522
Net asset value per share (net assets divided by
  shares outstanding) ...........................................   $      17.99          $    12.95         $      9.24
Add: Selling commission (5.75% of the
  offering price) ...............................................   $       1.10          $     0.79         $      0.56
                                                                    ------------          ----------         -----------
Offering price per share (net asset value
  divided by 94.25%) ............................................   $      19.09          $    13.74         $      9.80
                                                                    ============          ==========         ===========
CLASS "B" SHARES
Capital shares outstanding ......................................        204,366             276,573             669,926
Net assets ......................................................   $  3,640,694          $3,571,861         $ 5,963,749
Net asset value per share (net assets divided by
  shares outstanding) ...........................................   $      17.81          $    12.91         $      8.90
                                                                    ============          ==========         ===========
                             SEE ACCOMPANYING NOTES

                                       33

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                   Security Equity Fund
                                                                     -------------------------------------------------
                                                     Security                                                 Asset
                                                    Growth and           Equity           Global           Allocation
                                                    Income Fund          Series           Series             Series
                                                   -----------       ------------       -----------        -----------
INVESTMENT INCOME:
  Dividends .....................................  $ 1,076,326       $  9,352,053       $   628,639        $    91,400
  Interest ......................................    1,209,223          1,347,977           105,160            127,936
                                                   -----------       ------------       -----------        -----------
                                                     2,285,549         10,700,030           733,799            219,336
Less foreign tax expense ........................         --                 --             (68,229)            (5,595)
                                                   -----------       ------------       -----------        -----------
Total investment income .........................    2,285,549         10,700,030           665,570            213,741

EXPENSES:
  Management fees ...............................    1,024,369          7,375,751           642,585             62,322
  Custodian fees ................................         --                 --                --               12,017
  Transfer/maintenance fees .....................         --                 --                --                7,611
  Administration fees ...........................         --                 --                --               53,010
  Directors' fees ...............................         --                 --                --                   99
  Professional fees .............................         --                 --                --                4,870
  Reports to shareholders .......................         --                 --                --                  699
  Registration fees .............................         --                 --                --               12,727
  Other expenses ................................         --                 --                --                1,015
  12b-1 distribution plan fees (Class B) ........       40,165            631,537           100,029             34,702
  Reimbursement of expenses .....................         --                 --                --              (45,581)
                                                   -----------       ------------       -----------        -----------
    Total expenses ..............................    1,064,534          8,007,288           742,614            143,491
                                                   -----------       ------------       -----------        -----------
      Net investment income (loss) ..............    1,221,015          2,692,742           (77,044)            70,250

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
  Investments ...................................   21,245,450         70,480,807         3,217,212            460,170
  Foreign currency transactions .................         --                 --             210,315                923
                                                   -----------       ------------       -----------        -----------
  Net realized gain .............................   21,245,450         70,480,807         3,427,527            461,093
Net change in unrealized appreciation
(depreciation) during the period on:
  Investments ...................................    3,450,512        126,763,115         2,598,290            619,830
  Translation of assets and liabilities
    in foreign currencies .......................         --                 --             (34,399)               (72)
                                                   -----------       ------------       -----------        -----------
  Net unrealized appreciation ...................    3,450,512        126,763,115         2,563,891            619,758
                                                   -----------       ------------       -----------        -----------
    Net gain ....................................   24,695,962        197,243,922         5,991,418          1,080,851
                                                   -----------       ------------       -----------        -----------
      Net increase in net assets
        resulting from operations ...............  $25,916,977       $199,936,664       $ 5,914,374        $ 1,151,101
                                                   ===========       ============       ===========        ===========

                             SEE ACCOMPANYING NOTES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                           Security Equity Fund
                                                                       -----------------------------
                                                                         Social                                Security
                                                                        Awareness            Value              Ultra
                                                                         Series*            Series**            Fund
                                                                       -----------         ---------         ------------
Investment Income:
  Dividends .......................................................    $    35,732         $  25,955         $    231,003
  Interest ........................................................         27,525             7,972              325,052
                                                                       -----------         ---------         ------------
    Total investment income .......................................         63,257            33,927              556,055
Expenses:
  Management fees .................................................         50,880            17,003              985,285
  Custodian fees ..................................................          2,195             1,048                 --
  Transfer/maintenance fees .......................................          3,925             1,345                 --
  Administration fees .............................................          4,579             1,530                 --
  Directors' fees .................................................             74                26                 --
  Professional fees ...............................................          4,704               991                 --
  Reports to shareholders .........................................            114                23                 --
  Registration fees ...............................................         21,309             8,575                 --
  Other expenses ..................................................            774               459              360,870
  12b-1 distribution plan fees (Class B) ..........................         20,041             8,741               42,336
  Reimbursement of expenses .......................................        (50,880)          (17,003)                --
                                                                       -----------         ---------         ------------
    Total expenses ................................................         57,715            22,738            1,388,491
                                                                       -----------         ---------         ------------
      Net investment income (loss) ................................          5,542            11,189             (832,436)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments .....................................................       (204,858)          107,088            2,810,675
  Futures contracts ...............................................           --                --                 (8,387)
                                                                       -----------         ---------         ------------
    Net realized gain (loss) ......................................       (204,858)          107,088            2,802,288
Net change in unrealized appreciation during the period on:
  Investments .....................................................      1,640,605           856,969           13,191,840
                                                                       -----------         ---------         ------------
    Net gain ......................................................      1,435,747           964,057           15,994,128
                                                                       -----------         ---------         ------------
      Net increase in net assets
        resulting from operations .................................    $ 1,441,289         $ 975,246         $ 15,161,692
                                                                       ===========         =========         ============

*Period November 1, 1996 (inception) through September 30, 1997.
**Period May 1, 1997 (inception) through September 30, 1997.

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                               Security Equity Fund
                                                                                 --------------------------------------------------
                                                               Security                                                     Asset
                                                              Growth and            Equity              Global            Allocation
                                                              Income Fund           Series              Series              Series
                                                              ------------       -------------       ------------       -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........................      $  1,221,015       $   2,692,742       $    (77,044)      $    70,250
  Net realized gain ....................................        21,245,450          70,480,807          3,427,527           461,093
  Unrealized appreciation during the period ............         3,450,512         126,763,115          2,563,891           619,758
                                                              ------------       -------------       ------------       -----------
    Net increase in net assets resulting from operations        25,916,977         199,936,664          5,914,374         1,151,101

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ............................................        (1,278,257)         (3,155,322)          (597,023)          (63,009)
    Class B ............................................           (29,101)                 --           (199,976)          (52,830)
  Net realized gain
    Class A ............................................        (5,648,284)        (49,869,431)        (1,243,269)          (61,070)
    Class B ............................................          (232,550)         (4,463,901)          (515,069)          (73,554)
                                                              ------------       -------------       ------------       -----------
      Total distributions to shareholders ..............        (7,188,192)        (57,488,654)        (2,555,337)         (250,463)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sales of shares
    Class A ............................................         5,721,292         221,241,550          6,304,969         1,478,803
    Class B ............................................         3,688,134         110,104,405          6,613,460         1,009,991
  Dividends reinvested
    Class A ............................................         6,351,214          49,656,213          1,808,607           122,613
    Class B ............................................           253,502           4,431,044            714,502           124,004
  Shares redeemed
    Class A ............................................       (11,732,659)       (219,339,034)        (5,834,526)         (595,393)
    Class B ............................................          (542,134)        (76,188,625)        (2,640,062)         (513,448)
                                                              ------------       -------------       ------------       -----------
    Net increase from capital share transactions .......         3,739,349          89,905,553          6,966,950         1,626,570
                                                              ------------       -------------       ------------       -----------
      Total increase in net assets .....................        22,468,134         232,353,563         10,325,987         2,527,208

NET ASSETS:
  Beginning of year ....................................        75,520,294         614,502,676         26,928,512         5,230,172
                                                              ------------       -------------       ------------       -----------
  End of year ..........................................      $ 97,988,428       $ 846,856,239       $ 37,254,499       $ 7,757,380
                                                              ============       =============       ============       ===========
  Undistributed net investment income at end of year ...      $     96,355       $   2,266,283       $    105,784       $    67,914
                                                              ============       =============       ============       ===========
  (a) Shares issued and redeemed
  Shares sold
    Class A ............................................           602,485          27,937,552            503,842           128,634
    Class B ............................................           388,324          14,249,362            537,435            89,049
  Dividends reinvested
    Class A ............................................           721,721           6,886,178            157,805            11,078
    Class B ............................................            29,373             628,340             63,438            11,246
  Shares redeemed
    Class A ............................................        (1,232,959)        (27,902,983)          (459,717)          (50,647)
    Class B ............................................           (56,091)        (10,027,869)          (211,371)          (44,492)
                                                              ------------       -------------       ------------       -----------
    Net increase .......................................           452,853          11,770,580            591,432           144,868
                                                              ============       =============       ============       ===========

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                   Security Equity Fund
                                                                             --------------------------------
                                                                               Social                                    Security
                                                                              Awareness             Value                  Ultra
                                                                               Series*             Series**                Fund
                                                                             -----------          -----------          ------------
Increase in net assets from operations:
  Net investment income (loss) .....................................         $     5,542          $    11,189          $   (832,436)
  Net realized gain (loss) .........................................            (204,858)             107,088             2,802,288
  Unrealized appreciation during the period ........................           1,640,605              856,969            13,191,840
                                                                             -----------          -----------          ------------
    Net increase in net assets
     resulting from operations .....................................           1,441,289              975,246            15,161,692


Distributions to shareholders from:
  Net investment income
    Class A ........................................................                --                   --                    --
    Class B ........................................................                --                   --                    --
  Net realized gain
    Class A ........................................................                --                   --              (5,180,781)
    Class B ........................................................                --                   --                (326,156)
                                                                             -----------          -----------          ------------
    Total distributions to shareholders ............................                --                   --              (5,506,937)

Capital share transactions (a):
  Proceeds from sales of shares
    Class A ........................................................           5,535,748            4,177,778            22,311,821
    Class B ........................................................           3,185,475            3,087,104             6,072,670
  Dividends reinvested
    Class A ........................................................                --                   --               4,973,701
    Class B ........................................................                --                   --                 326,142
  Shares redeemed
    Class A ........................................................            (306,673)             (23,359)          (26,312,322)
    Class B ........................................................              (5,895)             (14,178)           (3,487,931)
                                                                             -----------          -----------          ------------
    Net increase from capital share transactions ...................           8,408,655            7,227,345             3,884,081
                                                                             -----------          -----------          ------------
      Total increase in net assets .................................           9,849,944            8,202,591            13,538,836

Net assets:
  Beginning of period ..............................................                --                   --              76,928,435
                                                                             -----------          -----------          ------------
  End of period ....................................................         $ 9,849,944          $ 8,202,591          $ 90,467,271
                                                                             ===========          ===========          ============
  Undistributed net investment income at
    end of period ..................................................         $     5,542          $    11,189          $       --
                                                                             ===========          ===========          ============
  (a) Shares issued and redeemed
  Shares sold
    Class A ........................................................             363,334              359,432             2,872,813
    Class B ........................................................             204,698              277,836               766,245
  Dividends reinvested
    Class A ........................................................                --                   --                 656,941
    Class B ........................................................                --                   --                  44,428
  Shares redeemed
    Class A ........................................................             (18,206)              (1,908)           (3,375,134)
    Class B ........................................................                (332)              (1,263)             (476,747)
                                                                             -----------          -----------          ------------
    Net increase ...................................................             549,494              634,097               488,546
                                                                             ===========          ===========          ============

*Period November 1, 1996 (inception) through September 30, 1997.
**Period May 1, 1997 (inception) through September 30, 1997.

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                     Security Equity Fund
                                                                       --------------------------------------------
                                                          Security                                         Asset         Security
                                                         Growth and        Equity           Global       Allocation       Ultra
                                                        Income Fund        Series           Series         Series          Fund
                                                       ------------    -------------    ------------    -----------    ------------
Increase in net assets from operations:
  Net investment income (loss) .....................   $  1,481,389    $   3,642,879    $    (42,350)   $    84,407    $   (439,871)
  Net realized gain ................................      6,097,347       54,909,397       2,667,735        252,773       7,865,014
  Unrealized appreciation during the year ..........      5,572,992       59,008,440       1,091,782         49,605       2,292,201
                                                       ------------    -------------    ------------    -----------    ------------
    Net increase in net assets resulting
      from operations ..............................     13,151,728      117,560,716       3,717,167        386,785       9,717,344

Distributions to shareholders from:

  Net investment income
    Class A ........................................     (1,303,374)      (4,154,225)       (357,503)       (59,841)           --
    Class B ........................................        (16,567)         (64,778)        (72,239)       (50,821)           --
  Net realized gain
    Class A ........................................     (2,290,075)     (33,371,334)       (224,880)       (30,468)     (7,109,009)
    Class B ........................................        (44,993)      (1,836,652)        (77,719)       (31,088)       (500,515)
                                                       ------------    -------------    ------------    -----------    ------------
      Total distributions to shareholders ..........     (3,655,009)     (39,426,989)       (732,341)      (172,218)     (7,609,524)

Capital share transactions (a):

  Proceeds from sale of shares
    Class A ........................................      3,975,290      299,520,899       5,778,490        682,087      27,602,365
    Class B ........................................      1,200,271       93,534,094       2,179,465      1,119,612       3,050,423
  Dividends reinvested
    Class A ........................................      3,265,411       34,973,081         570,969         89,987       6,772,088
    Class B ........................................         60,327        1,882,247         149,212         81,908         500,487
  Shares redeemed
    Class A ........................................    (10,667,756)    (273,412,317)     (5,192,505)      (337,484)    (28,420,959)
    Class B ........................................       (369,561)     (79,755,552)     (1,236,321)       (55,397)     (6,164,145)
                                                       ------------    -------------    ------------    -----------    ------------
      Net increase (decrease) from capital share
        transactions ...............................     (2,536,018)      76,742,452       2,249,310      1,580,713       3,340,259
                                                       ------------    -------------    ------------    -----------    ------------
          Total increase in net assets .............      6,960,701      154,876,179       5,234,136      1,795,280       5,448,079

Net assets:
  Beginning of year ................................     68,559,593      459,626,497      21,694,376      3,434,892      71,480,356
                                                       ------------    -------------    ------------    -----------    ------------
  End of year ......................................   $ 75,520,294    $ 614,502,676    $ 26,928,512    $ 5,230,172    $ 76,928,435
                                                       ============    =============    ============    ===========    ============
Undistributed net investment income
  at end of year ...................................   $    182,698    $   2,728,863    $    671,849    $   112,622    $       --
                                                       ============    =============    ============    ===========    ============
  (a) Shares issued and redeemed
    Shares sold
      Class A ......................................        474,232       43,657,565         491,586         63,688       3,632,551
      Class B ......................................        143,440       13,771,902         186,645        104,927         412,321
    Dividends reinvested
      Class A ......................................        404,486        5,483,525          52,399          8,801         996,776
      Class B ......................................          7,601          300,151          13,842          8,014          75,103
    Shares redeemed
      Class A ......................................     (1,281,262)     (39,986,054)       (447,772)       (31,916)     (3,688,397)
      Class B ......................................        (43,575)     (11,797,000)       (107,952)        (5,145)       (820,769)
                                                       ------------    -------------    ------------    -----------    ------------
        Net increase (decrease) ....................       (295,078)      11,430,089         188,748        148,369         607,585
                                                       ============    =============    ============    ===========    ============

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A) (b)
                                                                             Fiscal Period Ended September 30
                                                 ------------------------------------------------------------------------------
                                                    1997(g)            1996(g)         1995(g)         1994(c)         1993
                                                 ------------     ------------     ------------    ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........  $       9.05     $       7.93     $       6.96    $       7.84    $       7.13
Income from Investment Operations:
Net Investment Income .........................         0.144             0.18             0.16            0.13            0.21
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         2.813            1.373            1.183          (0.713)          0.876
                                                 ------------     ------------     ------------    ------------    ------------
Total from Investment Operations ..............         2.957            1.553            1.343          (0.583)          1.086
Less Distributions
Dividends (from Net Investment Income) ........        (0.155)          (0.158)          (0.158)         (0.128)         (0.218)
Distributions (from Capital Gains) ............        (0.708)          (0.275)          (0.215)         (0.169)         (0.158)
                                                 ------------     ------------     ------------    ------------    ------------
   Total Distributions ........................        (0.863)          (0.433)          (0.373)         (0.297)         (0.376)
                                                 ------------     ------------     ------------    ------------    ------------
NET ASSET VALUE END OF PERIOD .................  $      11.14     $       9.05     $       7.93    $       6.96    $       7.84
                                                 ============     ============     ============    ============    ============
TOTAL RETURN (a) ..............................         35.31%           20.31%           20.25%          (7.6%)           15.6

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........  $     91,252     $     73,273     $     67,430    $     65,328    $     81,982
Ratio of Expenses to Average Net Assets .......          1.24%            1.29%            1.31%           1.28%           1.26%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .......................          1.53%            2.09%            2.21%           1.70%           2.80%
Portfolio Turnover Rate .......................           124%              69%             130%            163%            135%
Average Commission Paid Per Equity
  Share Traded (j) ............................  $     0.0600     $     0.0625             --              --              --

SECURITY GROWTH AND INCOME FUND (CLASS B)
                                                                   Fiscal Period Ended September 30
                                                 --------------------------------------------------------------
                                                   1997(g)            1996(g)          1995(g)        1994(c)
                                                 ------------     ------------     ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........  $       8.94     $       7.85     $       6.90    $       7.83
Income from Investment Operations:
Net Investment Income .........................         0.048             0.09             0.08            0.05
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         2.776            1.353            1.179          (0.694)
                                                 ------------     ------------     ------------    ------------
Total from Investment Operations ..............         2.824            1.443            1.259          (0.644)
Less Distributions
Dividends (from Net Investment Income) ........        (0.063)          (0.078)          (0.094)         (0.117)
Distributions (from Capital Gains) ............        (0.708)          (0.275)          (0.215)         (0.169)
                                                 ------------     ------------     ------------    ------------
   Total Distributions ........................        (0.771)          (0.353)          (0.309)         (0.286)
                                                 ------------     ------------     ------------    ------------
NET ASSET VALUE END OF PERIOD .................  $      10.99     $       8.94     $       7.85    $       6.90
                                                 ============     ============     ============    ============
TOTAL RETURN (a) ..............................         34.01%           19.01%           19.07%           (8.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........  $      6,737     $      2,247     $      1,130    $        668
Ratio of Expenses to Average Net Assets .......          2.24%            2.29%            2.31%           2.27%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .......................          0.53%            1.09%            1.21%           1.03%
Portfolio Turnover Rate .......................           124%              69%            130%            178%
Average Commission Paid Per
  Equity Share Traded (j) .....................  $     0.0600     $     0.0625            --              --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY SERIES (CLASS A)
                                                                                  Fiscal Period Ended September 30
                                                    -------------------------------------------------------------------------------
                                                       1997(g)            1996(g)         1995(g)         1994(c)          1993
                                                    -------------    -------------    -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $        7.54    $        6.55    $        5.54   $        6.73   $        5.86
Income from Investment Operations:
Net Investment Income ............................           0.04             0.05             0.04            0.05            0.12
Net Gain (Loss) on Securities
 (realized and unrealized) .......................          2.199            1.482            1.377           0.085           1.165
                                                    -------------    -------------    -------------   -------------   -------------
Total from Investment Operations .................          2.239            1.532            1.417           0.135           1.285
Less Distributions
Dividends (from Net Investment Income) ...........         (0.041)          (0.060)            --            (0.120)         (0.053)
Distributions (from Capital Gains) ...............         (0.648)          (0.482)          (0.407)         (1.205)         (0.362)
                                                    -------------    -------------    -------------   -------------   -------------
   Total Distributions ...........................         (0.689)          (0.542)          (0.407)         (1.325)         (0.415)
                                                    -------------    -------------    -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ....................  $        9.09    $        7.54    $        6.55   $        5.54   $        6.73
                                                    =============    =============    =============   =============   =============
TOTAL RETURN(a) ..................................          32.08%           24.90%           27.77%           1.95%          22.70%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $     757,520    $     575,680    $     440,339   $     358,237   $     375,565
Ratio of Expenses to Average Net Assets ..........           1.03%            1.04%            1.05%           1.06%           1.06%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................           0.46%            0.75%            0.87%           0.86%           1.95%
Portfolio Turnover Rate ..........................             66%              64%              95%             79%             95%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $      0.0600    $      0.0609             --              --              --

SECURITY EQUITY SERIES (CLASS B)
                                                                        Fiscal Period Ended September 30
                                                    ---------------------------------------------------------------
                                                        1997(g)           1996(g)         1995(g)        1994(c)
                                                    -------------    -------------    -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $        7.36    $        6.43    $        5.49   $        6.81
Income from Investment Operations:
Net Investment Income (Loss) .....................          (0.04)           (0.02)           (0.01)           0.01
Net Gain (Loss) on Securities
 (realized and unrealized) .......................          2.148            1.449            1.357          (0.005)
                                                    -------------    -------------    -------------   -------------
Total from Investment Operations .................          2.108            1.429            1.347           0.005
Less Distributions
Dividends (from Net Investment Income) ...........           --             (0.017)            --             (0.12)
Distributions (from Capital Gains) ...............         (0.648)          (0.482)          (0.407)         (1.205)
                                                    -------------    -------------    -------------   -------------
   Total Distributions ...........................         (0.648)          (0.499)          (0.407)         (1.325)
                                                    -------------    -------------    -------------   -------------
NET ASSET VALUE END OF PERIOD ....................  $        8.82    $        7.36    $        6.43   $        5.49
                                                    =============    =============    =============   =============

TOTAL RETURN(a) ..................................          30.85%           23.57%           26.69%          (0.15%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $      89,336    $      38,822    $      19,288   $       7,452
Ratio of Expenses to Average Net Assets ..........           2.03%            2.04%            2.05%           2.07%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...................          (0.54%)          (0.25%)          (0.13%)         (0.01%)
Portfolio Turnover Rate ..........................             66%              64%              95%             80%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $      0.0600    $      0.0609              --              --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GLOBAL SERIES (CLASS A)
                                                                                 Fiscal Period Ended September 30
                                                          -------------------------------------------------------------------
                                                             1997(g)            1996(g)            1995(g)         1994(c)(d)
                                                          ------------       ------------       ------------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................    $      12.42       $      10.94       $      10.84     $      10.00
Income from Investment Operations:
Net Investment Income (Loss) .........................            0.01               0.01              (0.02)           (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) ...........................           2.289              1.874               0.31             0.87
                                                          ------------       ------------       ------------     ------------
Total from Investment Operations .....................           2.299              1.884               0.29             0.84
Less Distributions
Dividends (from Net Investment Income) ...............          (0.376)            (0.248)              --               --
Distributions (from Capital Gains) ...................          (0.783)            (0.156)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
   Total Distributions ...............................          (1.159)            (0.404)             (0.19)            --
                                                                             ------------       ------------     ------------
NET ASSET VALUE END OF PERIOD ........................    $      13.56       $      12.42       $      10.94     $      10.84
                                                          ============       ============       ============     ============
TOTAL RETURN (a) .....................................           20.22%             17.73%              2.80%            8.40%
RATIOS/SUPPLEMENTAL DATA NET ASSETS
End of Period (thousands) ............................    $     24,193       $     19,644       $     16,261     $     20,128
Ratio of Expenses to
  Average Net Assets .................................            2.00%              2.00%              2.00%            2.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..............................           (0.07%)             0.07%             (0.17%)          (0.01%)
Portfolio Turnover Rate ..............................             132%               142%               141%              73%
Average Commission Paid Per Equity
  Share Traded (j) ...................................    $     0.0141       $     0.0338               --               --

SECURITY GLOBAL SERIES (CLASS B)
                                                                               Fiscal Period Ended September 30
                                                          -------------------------------------------------------------------
                                                             1997(g)            1996(g)            1995(g)        1994(c)(d)
                                                          ------------       ------------       ------------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................    $      12.18       $      10.74       $      10.75     $       9.96
Income from Investment Operations:
Net Investment Loss ..................................           (0.11)             (0.10)             (0.12)           (0.12)
Net Gain on Securities
 (realized and unrealized) ...........................           2.237              1.841               0.30             0.91
                                                          ------------       ------------       ------------     ------------
Total from Investment Operations .....................           2.127              1.741               0.18             0.79
Less Distributions
Dividends (from Net Investment Income) ...............          (0.304)            (0.145)              --               --
Distributions (from Capital Gains) ...................          (0.783)            (0.156)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
   Total Distributions ...............................          (1.087)            (0.301)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
NET ASSET VALUE END OF PERIOD ........................    $      13.22       $      12.18       $      10.74     $      10.75
                                                          ============       ============       ============     ============
TOTAL RETURN(a)  .....................................           19.01%             16.57%              1.79%            7.90%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .................    $     13,061       $      7,285       $      5,433     $      3,960
Ratio of Expenses to Average Net Assets ..............            3.00%              3.00%              3.00%            3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................           (0.93%)            (0.93%)            (1.17%)          (0.01%)
Portfolio Turnover Rate ..............................             132%               142%               141%              73%
Average Commission Paid Per Equity
  Share Traded (j) ...................................    $     0.0141       $     0.0338               --               --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ASSET ALLOCATION SERIES (CLASS A)
                                                                               Fiscal Period Ended September 30
                                                                 -----------------------------------------------------------
                                                                1997(f)(g)(k)                1996(f)(g)         1995(e)(f)(g)
                                                                 -----------                -----------          -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......................       $     11.06                $     10.54          $     10.00
Income from Investment Operations:
Net Investment Income (Loss) .............................              0.17                       0.25                 0.04
Net Gain (Loss) on Securities
 (realized and unrealized) ...............................             1.862                      0.765                 0.50
                                                                 -----------                -----------          -----------
Total from Investment Operations .........................             2.032                      1.015                 0.54
Less Distributions
Dividends (from Net Investment Income) ...................            (0.260)                    (0.328)                --
Distributions (from Capital Gains) .......................            (0.252)                    (0.167)                --
                                                                 -----------                -----------          -----------
   Total Distributions ...................................            (0.512)                                           --
                                                                 -----------                -----------          -----------
NET ASSET VALUE END OF PERIOD ............................       $     12.58                $     11.06          $     10.54
                                                                 ===========                ===========          ===========
TOTAL RETURN(a) ..........................................             19.00%                     10.01%                5.40%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .....................       $     3,906                $     2,449          $     1,906
Ratio of Expenses to Average Net Assets ..................              1.68%                      2.00%                2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .............................................              1.52%                      2.32%                1.33%
Portfolio Turnover Rate ..................................                79%                        75%                 129%
Average Commission Paid Per Equity
  Share Traded (j) .......................................       $    0.0409                $    0.0247                 --

SECURITY ASSET ALLOCATION SERIES (CLASS B)
                                                                              Fiscal Period Ended September 30
                                                                 -----------------------------------------------------------
                                                                 1997(f)(g)(k)               1996(f)(g)         1995(e)(f)(g)
                                                                 -----------                -----------          -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......................       $     10.97                $     10.50          $     10.00
Income from Investment Operations:
Net Investment Income (Loss) .............................              0.07                       0.14                 0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ...............................             1.843                       0.77                 0.49
                                                                 -----------                -----------          -----------
Total from Investment Operations .........................             1.913                       0.91                 0.50
Less Distributions
Dividends (from Net Investment Income) ...................            (0.181)                    (0.273)                --
Distributions (from Capital Gains) .......................            (0.252)                    (0.167)                --
                                                                 -----------                -----------          -----------
   Total Distributions ...................................            (0.433)                    (0.440)                --
                                                                 -----------                -----------          -----------
NET ASSET VALUE END OF PERIOD ............................       $     12.45                $     10.97          $     10.50
                                                                 ===========                ===========          ===========
TOTAL RETURN(a) ..........................................             17.95%                      8.97%                5.00%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .....................       $     3,851                $     2,781          $     1,529
Ratio of Expenses to Average Net Assets ..................              2.58%                      3.00%                3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .............................................              0.61%                      1.32%                0.31%
Portfolio Turnover Rate ..................................                79%                        75%                 129%
Average Commission Paid Per Equity
  Share Traded (j) .......................................       $    0.0409                $    0.0247                 --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY SOCIAL AWARENESS SERIES (CLASS A)

                                         Fiscal Period Ended September 30
                                         --------------------------------
                                                     1997(g)(h)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     15.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.08
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.91
                                                    -----------
Total from Investment Operations ................          2.99
Less Distributions
Dividends (from Net Investment Income) ..........           --
Distributions (from Capital Gains) ..............           --
                                                    -----------
   Total Distributions ..........................           --
                                                    -----------
Net Asset Value End of Period ...................   $     17.99
                                                    ===========
Total Return (a) ................................         19.93%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     6,209
Ratio of Expenses to Average Net Assets .........          0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          0.57%
Portfolio Turnover Rate .........................            38%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

SECURITY SOCIAL AWARENESS SERIES (CLASS B)

                                          Fiscal Period Ended September 30
                                          --------------------------------

                                                    1997(f)(g)(h)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     15.00
Income from Investment Operations:
Net Investment Income (Loss) ....................         (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.89
                                                    -----------
Total from Investment Operations ................          2.81
Less Distributions
Dividends (from Net Investment Income) ..........           --
Distributions (from Capital Gains) ..............           --
                                                    -----------
   Total Distributions ..........................           --
                                                    -----------
Net Asset Value End of Period ...................   $     17.81
                                                    ===========
Total Return (a) ................................         18.73%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     3,641
Ratio of Expenses to Average Net Assets .........          1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................         (0.60%)
Portfolio Turnover Rate .........................            38%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY VALUE SERIES (CLASS A)
                                             Fiscal Period Ended September 30
                                             --------------------------------
                                                    1997(f)(g)(i)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     10.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.05
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.90
                                                    -----------
Total from Investment Operations ................          2.95
Less Distributions
Dividends (from Net Investment Income) ..........          --
Distributions (from Capital Gains) ..............          --
                                                    -----------
   Total Distributions ..........................          --
                                                    -----------
Net Asset Value End of Period ...................   $     12.95
                                                    ===========
Total Return (a) ................................         29.50%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     4,631
Ratio of Expenses to Average Net Assets .........          1.10%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          1.43%
Portfolio Turnover Rate .........................           .35%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

SECURITY VALUE SERIES (CLASS B)
                                             Fiscal Period Ended September 30
                                             --------------------------------
                                                    1997(f)(g)(i)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     10.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.90
                                                    -----------
Total from Investment Operations ................          2.91
Less Distributions
Dividends (from Net Investment Income) ..........          --
Distributions (from Capital Gains) ..............          --
                                                    -----------
   Total Distributions ..........................          --
                                                    -----------
Net Asset Value End of Period ...................   $     12.91
                                                    ===========
Total Return (a) ................................         29.10%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     3,572
Ratio of Expenses to Average Net Assets .........          2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          0.27%
Portfolio Turnover Rate .........................           .35%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRA FUND (CLASS A)
                                                                              Fiscal Period Ended September 30
                                                    ---------------------------------------------------------------------------
                                                       1997(g)          1996(g)         1995(f)       1994(c)           1993
                                                    ------------    ------------    ------------   ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $       8.25    $       8.20    $       6.82   $       8.13    $       6.66
Income from Investment Operations:
Net Investment Income (loss) .....................         (0.08)          (0.05)          (0.02)        (0.056)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................         1.649           1.096           1.535         (0.188)          1.791
                                                    ------------    ------------    ------------   ------------    ------------
Total from Investment Operations .................         1.569           1.046           1.515         (0.244)          1.763
Less Distributions
Dividends (from Net Investment Income) ...........          --              --              --             --              --
Distributions (from Capital Gains) ...............        (0.579)         (0.996)         (0.135)        (1.066)         (0.293)
                                                    ------------    ------------    ------------   ------------    ------------
   Total Distributions ...........................        (0.579)         (0.996)         (0.135)        (1.066)         (0.293)
                                                    ------------    ------------    ------------   ------------    ------------
Net Asset Value End of Period ....................  $       9.24    $       8.25    $       8.20   $       6.82    $       8.13
                                                    ============    ============    ============   ============    ============
TOTAL RETURN(a) 20.57% 15.36% 22.69% (3.6%) 26.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $     84,504    $     74,230    $     66,052   $     60,695    $     71,056
Ratio of Expenses to Average Net Assets ..........          1.71%           1.31%           1.32%          1.33%           1.30%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..........................         (1.01%)          (.61%)          (.31%)         (.80%)          (.50%)
Portfolio Turnover Rate ..........................            68%            161%            180%           111%            101%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $     0.0600    $     0.0606            --             --              --

SECURITY ULTRA FUND (CLASS B)
                                                                     Fiscal Period Ended September 30
                                                    -----------------------------------------------------------
                                                       1997(g)          1996(g)         1995(g)        1994(c)
                                                    ------------    ------------    ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $       8.03    $       8.11    $       6.81   $       8.30
Income from Investment Operations:
Net Investment Income (loss) .....................         (0.15)          (0.13)          (0.09)        (0.103)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................         1.599           1.046           1.525         (0.321)
                                                    ------------    ------------    ------------   ------------
Total from Investment Operations .................         1.449           0.916           1.435         (0.424)
Less Distributions
Dividends (from Net Investment Income) ...........          --              --              --             --
Distributions (from Capital Gains) ...............        (0.579)         (0.996)         (0.135)        (1.066)
                                                    ------------    ------------    ------------   ------------
   Total Distributions ...........................        (0.579)         (0.996)         (0.135)        (1.066)
                                                    ------------    ------------    ------------   ------------
NET ASSET VALUE END OF PERIOD ....................  $       8.90    $       8.03    $       8.11   $       6.81
                                                    ============    ============    ============   ============
TOTAL RETURN(a) ..................................         19.58%          13.81%          21.53%         (5.70%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) .............  $      5,964    $      2,698    $      5,428   $      1,254
Ratio of Expenses to Average Net Assets ..........          2.71%           2.31%           2.32%          2.36%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...................         (2.01%)         (1.61%)         (1.32%)        (1.76%)
Portfolio Turnover Rate ..........................            68%            161%            180%           110%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $     0.0600    $     0.0606            --             --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B: Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:
                                                   1995    1996    1997
          Asset Allocation Series    Class A       3.6%    3.1%    2.4%
                                     Class B       4.7%    3.9%    3.3%

          Social Awareness Series    Class A       N/A     N/A     1.7%
                                     Class B       N/A     N/A     2.8%

          Value Series               Class A       N/A     N/A     1.9%
                                     Class B       N/A     N/A     2.8%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(j) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. Prior to 1996, average commission information was not required to be disclosed.

(k) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Asset Allocation Series effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Asset Allocation Series.

                         NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

1.      SIGNIFICANT ACCOUNTING POLICIES

        Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in five Series, the Equity Series, the Global Series, the Asset Allocation Series, the Social Awareness Series and the Value Series, with each Series, in effect representing a separate Fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.These policies are in conformity with generally accepted accounting principles.

        A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

        Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

        B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

        Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

        C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

        D. FUTURES - Asset Allocation Series, Social Awareness Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series, Social Awareness Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series, Social Awareness Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at September 30, 1997.

        E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

        F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

        G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation, Social Awareness and Value Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation, Social Awareness and Value Series, and accordingly receives a fee equal to 1% of the average net assets of these Series.

        SMC also acts as the administrative agent and transfer agent for the Asset Allocation, Social Awareness and Value Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives, from Asset Allocation Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or (i) $45,000 in the year ended June 1, 1997; and (ii) $60,000 thereafter. For administrative services provided to the Social Awareness Series and the Value Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

        SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Meridian Investment Management Corporation for subadvisory services provided to the Asset Allocation Series, an annual fee equal to the following schedule:

Average Daily Net Assets of the Series
--------------------------------------
Annual Fees Less Than $100 Million ......................    .40%, plus
$100 Million but less than $200 Million  ................    .35%, plus
$200 Million but less than $400 Million .................    .30%, plus
$400 Million or more ....................................    .25%

        SMC has agreed to limit the total expenses of the Asset Allocation Series, Social Awareness Series and Value Series to 2% of the average net assets, excluding 12b-1 fees. SMC has agreed to waive a portion of the management fees for the Asset Allocation Series until December 31, 1997. SMC has also agreed to waive the management fees for the Social Awareness Series and Value Series until December 31, 1997.

        The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

        Security Distributors, Inc. (SDl), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:
                          SDI                     BROKER/         BROKER/
                      UNDERWRITING    CDSC        DEALER          DEALER
                       (CLASS A)   (CLASS B)    (CLASS A)       (CLASS B)
                        -------     -------     --------        ----------
Growth & Income Fund    $ 6,497     $ 1,741     $ 55,940        $   85,564
Equity Series           $21,344     $31,015     $778,593        $1,754,380
Global Series           $ 2,930     $13,291     $ 26,859        $   55,345
Asset Allocation Series $ 3,114     $ 1,692     $ 25,882        $   31,946
Social Awareness Series $ 7,639     $   267     $ 54,306        $   32,082
Value Series            $ 2,015     $     2     $ 72,587        $  103,444
Ultra Fund              $ 5,388     $20,208     $ 29,224        $   27,608

        Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. FEDERAL INCOME TAX MATTERS

        For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1997, were as follows:

                            GROSS            GROSS       NET UNREALIZED
                          UNREALIZED       UNREALIZED     APPRECIATION
                         APPRECIATION     DEPRECIATION   (DEPRECIATION)
                          -----------      ----------      -----------
Growth & Income Fund      $18,918,936      $(249,688)      $18,669,248
Equity Series             300,425,818       (987,108)      299,438,710
Global Series               5,804,947     (1,270,603)        4,534,344
Asset Allocation Series       862,282       (136,148)          726,134
Social Awareness Series     1,689,008        (48,403)        1,640,605
Value Series                  907,176        (50,207)          856,969
Ultra Fund                 30,685,496       (438,553)       30,246,943

The Growth and Income Fund, Equity Series and Ultra Fund hereby respectively designate $2,267,187, $34,713,025 and $5,506,937 as capital gain dividends paid during the fiscal year ended September 30, 1997, for the purpose of the dividends paid deduction on each Funds' federal income tax return.

4. INVESTMENT TRANSACTIONS

        Investment transactions for the year ended September 30, 1997, (excluding overnight investments and short-term commercial paper) are as follows:
                                          PROCEEDS
                         PURCHASES       FROM SALES
                       ------------    ------------
Growth & Income Fund   $ 99,960,633    $ 99,598,523
Equity Series           460,221,504     449,109,177
Global Series            45,641,917      39,169,516
Asset Allocation Series   6,558,807       5,418,430
Social Awareness Series   9,617,933       1,830,734
Value Series              7,852,627         670,080
Ultra Fund               48,583,055      50,356,848

5. FORWARD FOREIGN EXCHANGE CONTRACTS

        At September 30, 1997, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                            UNREALIZED
                      SETTLEMENT  CONTRACT   CONTRACT  CURRENCY    GAIN
CURRENCY                 DATE      AMOUNT      RATE     RATE      (LOSS)
------------------     -------  ----------   -------  -------    -------
British Pound           4/1/98  $1,161,148   1.59965   1.6057    ($7,025)
New Zealand Dollar     10/3/97    $917,017  0.689975  0.64165     44,315
                                                                 -------
                                                                 $37,290
                                                                 =======
6. FEDERAL TAX STATUS OF DIVIDENDS

        The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1997, that qualified for the dividends received deductions for corporate shareholders was 12%, 86%, 4%, 15%, 100%, 21% and 0% of the amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

7. LEGAL PROCEEDINGS

        Security Ultra Fund was named as a class defendant in an adversary proceeding filed on March 14, 1995, in a pending bankruptcy, captioned In re:
Integra Realty Resources, Inc., Integra-a Hotel and restaurant Company (Integra), and BHC of Denver, Inc., United States Bankruptcy Court for the District of Colorado. The adversary proceeding was brought by the Trustee for the Integra Unsecured Creditors against the principal defendant Fidelity Capital Appreciation Fund and over 6,000 other class defendants, including the Ultra Fund. The Trustee alleges that the defendants, former shareholders of Integra Realty Resources, Inc., improperly received a distribution of Integra's assets in December 1988, when Integra distributed all of the shares of its subsidiary, ShowBiz Pizza Time, to its shareholders, leaving insufficient resources for Integra to continue to operate to the detriment of the Integra Unsecured Creditors. Ultra Fund has reached a settlement agreement, with the plaintiff for $360,870, which will be paid in October, 1997. This settlement was approved by the Fund's Board of Directors and is reflected as other payables and other expenses in the accompanying financial statements.

8. SHAREHOLDERS' MEETING

        A special meeting of the shareholders of the Asset Allocation Series was held on August 1, 1997. At this meeting, shareholders voted to approve a new Sub-Advisory Contract between Security Management Company, LLC and Meridian Investment Management Corporation. Holders of 449,320 shares out of a total of 611,069 shares of capital stock of the Series issued and outstanding on the record date for the meeting (close of business on June 5, 1997) were represented at the meeting. Of the shares 449,320 represented, 428,751 shares were voted for, 11,732 shares abstained and 8,837 shares voted against.

                REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND, AND SECURITY ULTRA FUND

        We have audited the accompanying balance sheets and statements of net assets of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global, Asset Allocation, Social Awareness and Value Series) and Security Ultra Fund (the Funds) as of September 30, 1997, and the related statements of operations, changes in net assets, and financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                       ERNST & YOUNG LLP
Kansas City, Missouri
October 31, 1997

The Security Group of Mutual Funds

Security Growth and Income Fund
Security Equity Fund
        o  Equity Series
        o  Global Series
        o  Asset Allocation Series
        o  Social Awareness Series
        o  Value Series

Security Ultra Fund

Security Income Fund
        o  Corporate Bond Series
        o  U.S. Government Series
        o  Limited Maturity Bond Series
        o  High Yield Series

Security Tax-Exempt Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Hugh L. Thompson, Ph.D.

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Jane A. Tedder, Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

Security Distributors, Inc.
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3127
(800) 888-2461